UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza	61710-0001
Bloomington, IL
(Address of principal executive offices)	(Zip code)

Alan Goldberg
K&L Gates LLP
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2012

Date of reporting period: 11/30/2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

November 30, 2012

State Farm Associates' Funds Trust

ANNUAL REPORT

To enroll in electronic delivery of mutual funds documents, go to statefarm.com®, log into your account, scroll down to *State Farm Mutual Funds*, and then click on *Go Paperless*.

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-800-447-0740) for a prospectus or summary prospectus containing this and other information. Read it carefully.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-0740 and at “http://www.sec.gov.” The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov.”

The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at

1-800-447-0740.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

ANNUAL REPORT

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Fellow Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended November 30, 2012. In this report you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

During the 2012 fiscal year, the financial markets experienced significant challenges and price volatility. Nonetheless, the major U.S. and international equity markets and U.S. fixed income markets generated positive total returns.

The table below shows annual total returns for each of the Funds compared to their respective benchmarks for the

12-month period ended November 30, 2012.

Average Annual Total Returns (as of November 30, 2012)[1]

Fund	Annual Total Returns 1-year
State Farm Growth Fund	9.69%
Benchmark: S&P 500 Index	16.13%

State Farm Balanced Fund	7.26%
Benchmark: Blended benchmark*	11.62%

State Farm Interim Fund	1.66%
Benchmark: Barclays 1-5 Year U.S. Treasury Index	1.12%

State Farm Municipal Bond Fund	7.63%
Benchmark: Barclays 7-year Municipal Bond Index	7.58%
Benchmark: Barclays Municipal Bond Index	10.17%
* 60% S&P 500 Index / 40% Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis)

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1.800.447.0740. It is not possible to invest directly in an index.

U.S. equity markets, as represented by the S&P 500 Index, generated a 16.13% total return for the 12-month period ended November 30, 2012. During this time period, the market environment was influenced by many positive factors, including higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced a $40 billion a month, open-ended, bond purchasing program of agency mortgage-backed securities in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European

[1]

Source: State Farm Mutual Funds returns prepared by State Farm Investment Management Corp. (SFIMC), the Funds’ investment adviser. S&P 500 Index return provided by Bloomberg. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies.

The blended benchmark return provided by SFIMC. The blended benchmark is comprised of 60% S&P 500 Index / 40% Barclays Intermediate Gov/Credit Index. The Barclays Intermediate Gov/Credit Index contains approximately 4,421 U.S. Treasury, corporate and other securities with an average maturity of about 4.29 years.

The Barclays 1-5 Year U.S. Treasury Index return provided by Barclays Inc. The Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Barclays 7-year Municipal Bond Index and the Barclays Municipal Bond Index return provided by Barclays Inc. The Barclays 7-year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years. The Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Bond markets, as represented by the Barclays 1-5 Year U.S. Treasury Index, generated a total return of 1.12% during the 12-month period ended November 30, 2012. Over the entire 12-month period, the yield on 10-year U.S. Treasuries declined from 2.08% on December 1, 2011, to 1.62% on November 30, 2012. Short-term yields remained low, with 3-month U.S. Treasury yields ranging between 0.00% and 0.14% during the period. Interest rates were affected by ongoing concerns over the European debt crisis, which helped lift the demand for U.S. Treasuries.2

While dramatic changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp. has consistently maintained a long term, disciplined approach to managing investment risk.

Included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report. Thank you for your continued investment in State Farm Mutual Funds®.

Sincerely,

Joe R. Monk Jr. Senior Vice President State Farm Investment Management Corp.

[2]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

2

State Farm Growth Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk as well as the potential for reward. We look for well managed companies with a niche or business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the S&P 500 Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced a $40 billion a month, open-ended, bond purchasing program of agency mortgage-backed securities in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $100/barrel and fell to around $89/ barrel by the end of November 2012, a decrease of –11% for the 12-month period. Gold prices began the period at around $1,746 per troy ounce and decreased to around $1,711/oz. by the end of November 2012, a decrease of –2% for the 12-month period.

With concerns of the sovereign debt crisis in Europe, the U.S. dollar rose against the euro during the period. For the period December 2011 through November 2012, the U.S. dollar rose by approximately 4% to $1.30/euro. Versus the British pound, the U.S. dollar fell by approximately –2% during the period to $1.60/£.

The 12-month total return for the S&P 500 Index was 16.13% for the period ended November 30, 2012. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 3%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 10%, and a dividend return of approximately 2.4%.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Industry and based on total net assets as of November 30, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 11 other industries, each of which represents less than 5% of total net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2012, the State Farm Growth Fund had a total return of 9.69% after expenses, compared to a 16.13% total return for the S&P 500 Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund.

Performance of Top 5 Contributors
Security	Sector	% of Net Assets as of 11/30/12	12/1/11 to 11/30/12 % Price Change
Walt Disney Co., The	Media & Broadcasting	4.3%	39%
Sigma-Aldrich Corp.	Chemicals	6.3%	12%
Vulcan Materials Co.	Building Materials & Construction	1.7%	63%
Exxon Mobil Corp.	Oil & Gas	7.3%	10%
General Electric Co.	Electronic/Electrical Manufacturing	2.6%	33%

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500® Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance of Top 5 Detractors
Security	Sector	% of Net Assets as of 11/30/12	12/1/11 to 11/30/12 % Price Change
Hewlett-Packard Co.	Computers	1.2%	-54%
Bill Barrett Corp.	Oil & Gas	0.6%	-55%
Intel Corp.*	Electronic/Electrical Manufacturing	sold	-22%
BG Group PLC	Oil & Gas	1.7%	-20%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	3.0%	-11%
*Sold prior to 11/30/12. Price Change period is 12/1/11 to date sold.
Performance of Top 10 Holdings
Security	Sector	% of Net Assets as of 11/30/12	12/1/11 to 11/30/12 % Price Change
Exxon Mobil Corp.	Oil & Gas	7.3%	10%
Sigma-Aldrich Corp.	Chemicals	6.3%	12%
Johnson & Johnson	Health Care	5.5%	8%
Walt Disney Co., The	Media & Broadcasting	4.3%	39%
Procter & Gamble Co., The	Consumer & Marketing	3.9%	8%
Chevron Corp.	Oil & Gas	3.6%	3%
International Business Machines Corp.	Computers	3.5%	1%
Wal-Mart Stores Inc.	Retailers	3.1%	22%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	3.0%	-11%
Wells Fargo & Co.	Banks	2.8%	28%

The State Farm Growth Fund’s portfolio turnover over the past 12 months was 0.49%, which is consistent with the Fund’s investment philosophy and approach. There were 63 holdings in the Fund totaling approximately $3.1 billion in assets at the end of the reporting period compared to 63 holdings and approximately $3.0 billion in assets one-year earlier. As discussed in the Overview – we feel that a company’s dividend policy is an important component in the analysis and selection of securities for the State Farm Growth Fund.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We define risk as the permanent loss of investment capital. We believe that our philosophy combined with our views on risk have produced competitive returns versus the benchmark over a long period of time.

State Farm Balanced Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, but for a time may choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities. The equity allocation is managed with a conservative bias that favors large capitalization companies that we believe are well managed with a niche or business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity and seeks to provide shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long term investment orientation with both the stock and bond investments in the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced a $40 billion a month, open-ended, bond purchasing program of agency mortgage-backed securities in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the fiscal year, equity markets were especially volatile due in part to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $100/barrel and fell to around $89/ barrel by the end of November 2012, a decrease of –11% for the 12-month period. Gold prices began the period at around $1,746 per troy ounce and decreased to around $1,711/oz. by the end of November 2012, a decrease of –2% for the 12-month period.

With concerns of the sovereign debt crisis in Europe, the U.S. dollar rose against the euro during the period. For the period December 2011 through November 2012, the U.S. dollar rose by approximately 4% to $1.30/euro. Versus the British pound, the U.S. dollar fell by approximately –2% during the period to $1.60/£.

The 12-month total return for the S&P 500 Index was 16.13% for the period ended November 30, 2012. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 3%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 10%, and a dividend return of approximately 2.4%.

Bond markets, as represented by the Barclays Intermediate Government/Credit Index, generated a total return of 4.81% during the 12-month period ended November 30, 2012. The performance of the Index was driven primarily by the Intermediate Credit-portion (34.9% Index weighting), which posted a total return of 9.42%, while the Intermediate Government-portion (65.1% Index weighting) generated a total return of 2.45%. The total return of the Intermediate Credit-portion was comprised of a price return of 4.95% and a coupon return of 4.47%. Meanwhile, the total return of the Intermediate Government-portion was comprised of a price return of 0.38% and a coupon return of 2.07%.1

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of November 30, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1] Source: Barclays Live®

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2012, the State Farm Balanced Fund had a total return of 7.26% after expenses. The total return of the blended benchmark was 11.62% for the same period. The blended benchmark used is a combination of 60% S&P 500 Index and 40% Barclays Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the all equity benchmark S&P 500 Index was 16.13%, while the fixed income benchmark Barclays Intermediate Government/Credit Index had a total return of 4.81% over the same time period. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Barclays Intermediate Government/Credit Index contains approximately 4,412 U.S. Treasury, corporate and other securities with an average maturity of about 4.29 years.

***	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis).

The S&P 500® Index and the Barclays Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (54.48% of total net assets at the end of the period)

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund.

Performance of Top 5 Contributors
		% of Net Assets	12/1/11 to 11/30/12
Security	Sector	as of 11/30/12	% Price Change
Walt Disney Co., The	Media & Broadcasting	3.9%	39%
Wells Fargo & Co.	Banks	1.8%	28%
Pfizer Inc.	Health Care	1.8%	25%
General Electric Co.	Electronic/Electrical Manufacturing	1.2%	33%
Sigma-Aldrich Corp.	Chemicals	2.6%	12%
Performance of Top 5 Detractors
		% of Net Assets	12/1/11 to 11/30/12
Security	Sector	as of 11/30/12	% Price Change
Hewlett-Packard Co.	Computers	0.7%	-54%
Intel Corp.*	Electronic/Electrical Manufacturing	sold	-22%
Caterpillar Inc.	Machinery & Manufacturing	1.7%	-13%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	1.9%	-11%
Bill Barrett Corp.	Oil & Gas	0.1%	-55%
*Sold prior to 11/30/12. Price Change period is 12/1/11 to date sold.
Performance of Top 10 Holdings
		% of Net Assets	12/1/11 to 11/30/12
Security	Sector	as of 11/30/12	% Price Change
Walt Disney Co., The	Media & Broadcasting	3.9%	39%
Exxon Mobil Corp.	Oil & Gas	2.9%	10%
Sigma-Aldrich Corp.	Chemicals	2.6%	12%
Procter & Gamble Co., The	Consumer & Marketing	2.5%	8%
Chevron Corp.	Oil & Gas	2.2%	3%
Johnson & Johnson	Health Care	2.2%	8%
International Business Machines Corp.	Computers	2.1%	1%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	1.9%	-11%
Wells Fargo & Co.	Banks	1.8%	28%
Pfizer Inc.	Health Care	1.8%	25%

Turnover in the equity portion of the State Farm Balanced Fund’s portfolio over the past 12 months was 1.24%, which is consistent with the Fund’s investment philosophy and approach. There were 72 holdings in the equity portion of the Fund totaling approximately $738 million in assets at the end of the reporting period compared to 73 holdings and approximately $703 million in assets one-year earlier. We also feel that a company’s dividend policy is an important component in the analysis and selection of equity securities for the State Farm Balanced Fund.

Fixed Income portion of the Fund (45.11% of total net assets at the end of the period)

An intermediate maturity structure continues to be the Fund’s investment orientation with 71.9% of the fixed income securities (representing 32.5% of total net assets) maturing within 3-11 years. These securities included U.S. Treasury securities (24.68% of total net assets) and corporate bonds (16.95% of total net assets). From a credit rating standpoint, the majority of the fixed income portion of the Fund was invested in Aaa-rated securities, including U.S. Treasury bonds and certain corporate bonds (56.2% of fixed income assets). The remaining corporate fixed income portfolio was invested in Aa-rated bonds (8.4% of fixed income assets), single A-rated debt (23.3% of fixed income assets), and Baa-rated bonds (5.5% of fixed income assets).2

The positive total return of the fixed income portion of the Fund over the 12-month period was primarily generated by the Fund’s holdings of U.S. Treasury securities and corporate bonds, which had total returns in the low-single digits and mid-single digits, respectively. The Fund’s corporate bonds provided the greatest contribution to the returns of the fixed income portion of the Fund. The Fund’s fixed-income investment orientation of investing in intermediate-term, higher quality bonds helped to provide stability and serve as a buffer to the volatility from the equity portion of the State Farm Balanced Fund throughout the year. The duration of the State Farm Balanced Fund’s bond portfolio at the end of November 2012 stood at 4.6 years, which is up from 3.7 years on December 1, 2011. Duration is a statistical calculation that measures a bond’s (or in this case, a bond portfolio’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a balanced fund that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund over the long term will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Barclays Intermediate Government/Credit Index.

[2]

Ratings by Moody’s Investor Services Inc. (“Moody’s”). Percentages are based on total fixed income investments as of November 30, 2012. Of the remaining fixed income investments, 3.0% were not rated by Moody’s, and 3.7% were short-term investments.

State Farm Interim Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield consistent with relatively low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to distribute the Fund’s investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but may occasionally purchase securities maturing in up to 15 years.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended November 30, 2012, fixed-income markets were impacted by factors including: higher corporate earnings, rising dividends and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced a $40 billion a month, open-ended, bond purchasing program of agency mortgage-backed securities in an effort to stimulate the economy (a policy known as “quantitative easing”). Interest rates were affected by ongoing concerns over the European debt crisis, which helped to lift the demand for U.S. Treasuries.

During the 1-year period, the U.S. Treasury yield curve flattened somewhat with interest rates declining on long- and intermediate-maturity U.S. Treasuries while increasing or remaining flat on shorter-maturity U.S. Treasuries. For example, the yield on 10-year U.S. Treasuries declined 46 basis points from 2.08% on December 1, 2011 to 1.62% on November 30, 2012, while the yield on 2-year U.S. Treasuries was 0.25% on November 30, 2012, which is the same level it was on December 1, 2011. Short term yields remained at low levels, with 3-month U.S. Treasury yields increasing from 0.01% on December 1, 2011, to 0.08% on November 30, 2012.

Overall, for the year ended November 30, 2012, short- and intermediate-maturity U.S. Treasuries underperformed relative to longer-maturity U.S. Treasuries. For the 1-year period, the total return for 1-3 year U.S. Treasuries and Intermediate-maturity U.S. Treasuries were 0.45% and 2.50%, respectively, compared to a total return of 9.22% on 20+ year U.S. Treasuries.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Interim Fund as of November 30, 2012, along with the maturity allocation of the Barclays 1-5 Year U.S. Treasury Index for comparison.

Maturity Allocation: State Farm Interim Fund

compared to the Barclays 1-5 Year U.S. Treasury Index

(unaudited)*

Maturity	State Farm Interim Fund Allocation	Barclays 1-5 Year U.S. Treasury Index Allocation
0 - 1 Years	20.60%**	0.00%
1 - 2 Years	9.86%	31.67%
2 - 3 Years	11.40%	27.31%
3 - 4 Years	9.48%	17.45%
4 - 5 Years	15.11%	21.50%
5 - 6 Years	28.72%	2.07%
6+ Years	4.83%	0.00%

Totals	100.00%	100.00%

*     Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**   Includes a 3.99% allocation to the JPMorgan US Government Money Market Fund.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2012, the State Farm Interim Fund had a total return of 1.66% after expenses, compared to a return of 1.12% for the Barclays 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s orientation towards short- and intermediate-maturity U.S. Treasury Notes provided a positive total return throughout the 1-year period. Short- and intermediate-maturity U.S. Treasuries underperformed relative to longer-maturity U.S. Treasuries over the 12-month period ended November 30, 2012. As mentioned earlier, the Fund generally maintains exposure across a six-year maturity spectrum. As bonds mature, they are reinvested in U.S. Treasury Notes at prevailing interest rate levels. The duration of the State Farm Interim Fund at the end of November 2012 stood at 3.2 years which is up from 2.6 years on December 1, 2011. The Fund’s duration was higher than the duration on its benchmark (the Barclays 1-5 Year U.S. Treasury Index) of 2.7 years as of November 30, 2012. In an environment of declining interest rates during the reporting period, the Fund outperformed relative to its benchmark due in part to its higher duration orientation. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given its investment objective of high current income consistent with low price volatility, the Fund is designed to be a stable, low risk element of a diversified portfolio. As interest rates fall, bond prices rise and vice versa. If interest rates remain at current low levels or decline further, total returns (interest plus price gains) may increase. Conversely, if interest rates increase, total returns may decline.

*	The Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Barclays 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Municipal Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax (AMT). In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run. The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management are critical to success. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate-maturity range for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in bonds of high-credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

Effective April 1, 2012, the Barclays 7-Year Municipal Bond Index replaced the more broad-based Barclays Municipal Bond Index as the benchmark to the Fund. In selecting securities for the Fund, we generally invest in the 5-15 year maturity range and avoid long maturities. In this regard, the Barclays 7-Year Municipal Bond Index is an appropriate benchmark for the Fund. In addition, the duration of the Barclays 7-Year Municipal Bond Index is more closely aligned to the strategy of the Fund as compared to the more broad-based Barclays Municipal Bond Index. Since both the Barclays 7-Year Municipal Bond Index and Barclays Municipal Bond Index were benchmarks for the Fund for portions of the reporting period, the Fund’s performance has been analyzed relative to each index below. While we are conscious of how the Fund’s portfolio differs from its Index benchmarks, we do not make decisions based upon these Indexes.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended November 30, 2012, fixed-income markets were impacted by factors including: higher corporate earnings, rising dividends and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced a $40 billion a month, open-ended, bond purchasing program of agency mortgage-backed securities in an effort to stimulate the economy (a policy known as “quantitative easing”). Interest rates were affected by ongoing concerns over the European debt crisis, which helped to lift the demand for U.S. Treasuries.

As illustrated in Table 1 below, the municipal bond yield curve flattened as intermediate- and longer-maturity yields declined more than short-maturity yields over the 1-year period ended November 30, 2012.

Table 1: Municipal Market Data (MMD) Yields (%) – AAA-Rated General Obligation Municipal Bonds1

Date	1-Year	5-Year	10-Year	20-Year
December 1, 2011	0.25%	1.12%	2.22%	3.51%
November 30, 2012	0.20%	0.64%	1.47%	2.10%
Increase (Decrease) in Yield	(0.05%)	(0.48%)	(0.75%)	(1.41%)

[1]

The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2012 Lipper, a Thomson Reuters Company. Information provided by Lipper is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Lipper nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. LIPPER EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

As illustrated in Table 2 below, annual total returns (as of November 30, 2012) on various components of the Barclays Municipal Bond Index were positive all along the maturity yield curve, with higher returns produced at the longer-end of the curve. The Barclays Municipal Bond Index had a total return of 10.17% for the 1-year period ended November 30, 2012.

Table 2: Barclays Municipal Bond Index - Component Returns by Maturity2

Maturity	Annual Total Return (as of November 30, 2012)
1-Year Municipal Bonds	0.99%
3-Year Municipal Bonds	2.47%
5-Year Municipal Bonds	5.00%
7-Year Municipal Bonds	7.58%
10-Year Municipal Bonds	9.87%
15-Year Municipal Bonds	12.69%
20-Year Municipal Bonds	14.15%
Long-Bond (22+ Year) Municipal Bonds	16.10%

[2]

Source: Barclays Live® . Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Barclays Municipal Bond Index.

From a total return standpoint, the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aaa and Aa rated bonds) within the Barclays Municipal Bond Index over the reporting period as illustrated by those credit quality component returns in Table 3 below:

Table 3: Barclays Municipal Bond Index - Component Returns by Credit Quality Ratings3

Credit Quality	Annual Total Return (as of November 30, 2012)
Aaa Rated Bonds	7.30%
Aa Rated Bonds	9.42%
A Rated Bonds	12.03%
Baa Rated Bonds	14.09%

[3]

Source: Barclays Live® . Past performance does not guarantee future results. The data illustrated provides component annual total returns by credit quality ratings of the Barclays Municipal Bond Index.

As of November 30, 2012, the 2.10% yield on 20-year Aaa-rated municipal bonds trailed the 2.37% yield offered on comparable 20-year taxable U.S. Treasuries by 27 basis points, which is a normal yield spread relationship. Typically, long-term municipal bonds offer approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the income tax benefits associated with municipal bonds. This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Municipal Bond Fund as of November 30, 2012, along with the maturity allocation of the Barclays 7-Year Municipal Bond Index and Barclays Municipal Bond Index for comparison.

Maturity Allocation: State Farm Municipal Bond Fund

compared to the Barclays 7-Year Municipal Bond Index and

Barclays Municipal Bond Index

(unaudited)*

Maturity	State Farm Municipal Bond Fund Allocation	Barclays 7-Year Municipal Bond Index Allocation	Barclays Municipal Bond Index Allocation
0-6 Years	21.43%**	0.00%	24.64%
6-12 Years	51.16%	100.00%	24.31%
12-22 Years	27.41%	0.00%	29.51%
22+ Years	0.00%	0.00%	21.54%

Totals	100.00%	100.00%	100.00%
*	Illustrated by Maturity and based on total investments for the Fund and total securities for the Indexes as of November 30, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 1.11% allocation to the JPMorgan Tax Free Money Market Fund.

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund had a total return of 7.63% for the 1-year period ended November 30, 2012, after expenses. This is compared to a 7.58% for the Barclays 7-Year Municipal Bond Index and 10.17% total return for the Barclays Municipal Bond Index over the same timeframe. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund produced a positive total return for the 1-year period. However, as illustrated in Table 2 above, longer-maturity bonds outperformed intermediate maturities which in turn outperformed short maturities over the 1-year period. Consistent with the Fund’s intermediate-maturity orientation, none of the Fund’s total investments were in bonds having maturities over 22 years as compared to 0.00% for the Barclays 7-Year Municipal Bond Index and 21.54% for the Barclays Municipal Bond Index, as of November 30, 2012. In addition, relative to the Barclays 7-Year Municipal Bond Index, the Fund had a lower concentration in bonds having maturities between 6-12 years which underperformed relative to longer-maturity bonds during the year. This factor played a part in the Fund slightly outperforming the Barclays 7-Year Municipal Bond Index during the reporting period. However, as compared to the more broad-based Barclays Municipal Bond Index, the Fund had a higher allocation in bonds having maturities between 6-12 years and no exposure to bonds having maturities of over 22 years. Both of these factors played a role in the Fund underperforming relative to the Barclays Municipal Bond Index during the reporting period.

*	The Barclays 7-year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

**	The Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

The Barclays 7-Year Municipal Bond Index and Barclays Municipal Bond Index differ from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Indexes does not reflect any expenses. It is not possible to invest directly in an index.

We seek to maintain the risk profile of the Fund with respect to volatility (duration), interest rate risk and capital (credit risk). Throughout the reporting period, the Fund’s modified duration decreased slightly from 4.51 years as of December 1, 2011 to 4.50 years as of November 30, 2012. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy throughout the reporting period ended November 30, 2012. Table 4 below provides an illustration of the Fund’s credit quality orientation compared to the Index as of November 30, 2012. Over the reporting period, the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aaa and Aa rated bonds) as previously illustrated in Table 3 above.

Table 4: Credit Ratings Comparison (as of November 30, 2012)4

Credit Ratings	State Farm Municipal Bond Fund Allocation	Barclays 7-Year Municipal Bond Index Allocation	Barclays Municipal Bond Index Allocation
Aaa/AAA	10.80%	11.40%	8.16%
Aa/AA	73.30%	54.49%	50.31%
A	12.27%	27.06%	30.65%
Baa/BBB or Lower	0.26%	6.73%	10.30%
NR (Not Rated)	3.37%*	0.32%	0.58%

Totals	100.00%	100.00%	100.00%

[4]

Illustrated by Credit Quality and based on total investments for the Fund and total securities for the Indexes as of November 30, 2012. Reflects the lower of Moody’s, Standard and Poor’s, or Fitch issuer specific ratings. The issuer specific ratings do not reflect any bond insurer ratings.

*	Includes a 1.11% allocation to the JPMorgan Tax Free Money Market Fund.

As highlighted earlier, the difference in maturity structure between the Fund and benchmarks along with the Fund’s higher credit quality orientation than the benchmarks played a role in the Fund’s relative performance versus the benchmarks during the reporting period. The objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high-credit quality, intermediate maturity bonds. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower-credit quality bonds would not have been consistent with the Fund’s historical investment philosophy.

The number of individual bonds held in the portfolio increased over the reporting period from 386 to 438 bonds. Turnover for the reporting period was 4.0%. Investments within the State of Florida represented the largest single allocation in any state representing 5.90% of total net assets, which is down from 6.36% from the beginning of the reporting period. The largest additions to the portfolio included net acquisitions of bonds in Arizona and New Jersey. Bonds secured by a general obligation pledge accounted for approximately 88% of all new acquisitions with revenue bond purchases representing 12% of the total. The average ratings quality of new bond purchases was approximately Aa/AA. The largest net reduction of holdings occurred through maturities of bonds in Nebraska and Georgia.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The State Farm Municipal Bond Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table below.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio Based on the Period June1, 2012 to November 30, 2012	Expenses Paid During Period June 1, 2012 to November 30, 2012*
State Farm Growth Fund
Actual	$1,000.00	$1,067.46	0.12%	$0.62
Hypothetical (5% return before expenses)	$1,000.00	$1,024.40	0.12%	$0.61
State Farm Balanced Fund
Actual	$1,000.00	$1,042.02	0.13%	$0.66
Hypothetical (5% return before expenses)	$1,000.00	$1,024.35	0.13%	$0.66
State Farm Interim Fund
Actual	$1,000.00	$1,006.45	0.15%	$0.75
Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	0.15%	$0.76
State Farm Municipal Bond Fund
Actual	$1,000.00	$1,032.31	0.15%	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	0.15%	$0.76

*	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table) multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Board Approval of Investment Advisory Agreement (unaudited)

At a meeting of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on June 15, 2012, all of the Trustees present, including those Trustees who were not “interested persons” as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), of Associates’ Funds Trust, approved the continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”).

In considering whether to approve the continuation of the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel, which had sent to SFIMC a request for information to be provided to the Independent Trustees in connection with their consideration of the continuation of the Advisory Agreement. SFIMC provided materials to the Independent Trustees responding to that request, including a fund-by-fund profitability analysis on each series of the Associates’ Funds Trust (each, a “Fund,” and collectively, the “Funds”), as well as an explanation of the methodology by which SFIMC had calculated that profitability. SFIMC also provided the Board with additional information that SFIMC believed would be useful to the Board in evaluating whether to approve the continuation of the Advisory Agreement. The Board also received a report prepared by Strategic Insight, an independent fund tracking organization (the “Strategic Insight Report”), relating to the performance and expenses of each Fund. In addition, the Board received and reviewed a memorandum from the legal counsel to Associates’ Funds Trust and its Independent Trustees regarding their responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve the continuation of the Advisory Agreement.

The Independent Trustees of Associates’ Funds Trust reviewed these materials at meetings held on March 16, 2012, May 29, 2012, and June 15, 2012, during which meetings SFIMC management responded to specific questions from the Independent Trustees and provided follow-up information. The Independent Trustees discussed all of this material extensively among themselves and with their independent legal counsel, and with the other Board members, after which the Board considered various factors described below, no one of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Advisory Agreement are discussed separately below.

Investment Performance

The Board considered the performance of each Fund. Among other things, the Board examined the year-to-date, one-, three-, five- and ten-year performance of each Fund as compared to the performance of one or more benchmark indexes and a peer group of funds with comparable investment objectives, investment strategies, asset size and no-load structures (“Peer Funds”). The Board considered the information contained in the Strategic Insight Report relating to the overall performance of the Funds, including as compared to each Fund’s benchmark and/or index and Peer Funds. The Board noted the favorable long-term performance of the Funds compared to each Fund’s benchmark(s) and Peer Funds. The Board noted that the short-term performance of the Growth Fund and Balanced Fund had moderately lagged the performance of each Fund’s benchmark(s) and Peer Funds given the conservative nature by which SFIMC manages those Funds. In that regard, management confirmed to the Board its philosophy to manage the Growth Fund and Balanced Fund in a manner such that the Funds generally will tend to underperform their benchmarks and Peer Funds in periods of strong market performance or periods in which increased risk is rewarded, while they are designed to outperform their benchmarks and Peer Funds during flat or declining markets. The Board and management noted that over long-term market cycles, this conservative investment approach generally has provided competitive investment performance for these two Funds and for the other Funds of Associates’ Funds Trust. The Board also considered the credit quality of the Balanced Fund’s portfolio compared to its Peer Funds’ portfolios and the performance of the Municipal Bond Fund in light of the narrow distribution of returns for its Peer Funds. After extensive discussion of this and other performance information, the Board concluded that the investment performance of the Funds over the periods reviewed was acceptable.

Fees and Expenses

The Board examined the fee structure and expense ratio of each Fund, including in comparison to Peer Funds. The Board concluded that each Fund’s expense structure and overall fees were relatively low and were acceptable. In connection with examining the fee structure and expense ratio of each Fund, the Board considered the amount of profits earned (or losses incurred) by SFIMC in providing advisory and management services to each Fund, as well as the methodology by which that profit (or loss) was calculated. The Board concluded that each Fund’s expense structure and overall fees were acceptable.

In the context of reviewing the Funds’ fees, the Board also discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. Economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decreases as the fund increases in size. The Board took into account that the Advisory Agreement includes breakpoints for each Fund, which can lead to economies of scale for Fund shareholders as assets increase.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board considered the make-up, education and experience of the SFIMC investment management teams responsible for managing the Funds, and concluded that these teams have a satisfactory, long-term track record in managing the Funds. The Board also considered the compliance environment of the Funds, and SFIMC’s management of that environment. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to capably continue to manage the Funds.

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ distributor. SFIMC explained to the Board that, in exchange for providing transfer agency services, SFIMC receives proceeds from the account fee imposed on shareholders of Associates’ Funds Trust. Management also explained that State Farm VP Management Corp. receives no fees from Associates’ Funds Trust for providing distribution services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

Based on the Trustees’ deliberations and their evaluation of the information provided by SFIMC, the Board, including all of the Independent Trustees voting separately, unanimously approved the continuation of the Advisory Agreement for all the Funds through June 30, 2013.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2012

	Shares	Value
Common Stocks (96.98%)
Agriculture, Foods, & Beverage (11.83%)
Archer-Daniels-Midland Co.	3,477,500	$92,849,250
Coca-Cola Co., The	2,054,600	77,910,432
Kellogg Co.	930,000	51,577,800
McCormick & Co. Inc.	428,600	27,670,416
Nestle SA ADR	1,175,800	77,014,900
PepsiCo Inc.	641,400	45,032,694

		372,055,492

Banks (4.14%)
M&T Bank Corp.	213,400	20,855,582
Northern Trust Corp.	460,500	22,113,210
Wells Fargo & Co.	2,643,100	87,248,731

		130,217,523

Building Materials & Construction (1.75%)
Vulcan Materials Co.	1,039,200	54,911,328

Chemicals (10.02%)
Air Products & Chemicals Inc.	830,000	68,840,200
E.I. du Pont de Nemours & Co.	229,200	9,887,688
International Flavors & Fragrances Inc.	525,000	34,140,750
Novozymes A/S B Shares	106,100	2,922,769
Sigma-Aldrich Corp.	2,750,000	199,430,000

		315,221,407

Computer Software & Services (1.30%)
Automatic Data Processing Inc.	109,900	6,237,924
SAP AG	444,800	34,693,058

		40,930,982

Computers (4.75%)
Hewlett-Packard Co.	3,019,400	39,222,006
International Business Machines Corp.	580,000	110,240,600

		149,462,606

Consumer & Marketing (6.45%)
AptarGroup Inc.	677,405	32,291,896
Colgate-Palmolive Co.	436,300	47,338,550
Procter & Gamble Co., The	1,765,155	123,260,774

		202,891,220

Electronic/Electrical Manufacturing (5.50%)
Agilent Technologies Inc.	548,071	20,985,639
Emerson Electric Co.	729,400	36,637,762
General Electric Co.	3,848,900	81,327,257
Linear Technology Corp.	1,023,400	33,966,646

		172,917,304

	Shares	Value
Common Stocks (Cont.)
Financial Services (0.68%)
Berkshire Hathaway Inc. Class A (a)	162	$21,370,392
Berkshire Hathaway Inc. Class B (a)	143	12,595

		21,382,987

Health Care (12.35%)
Abbott Laboratories	847,500	55,087,500
Amgen Inc.	106,300	9,439,440
Eli Lilly & Co.	997,000	48,892,880
Johnson & Johnson	2,481,600	173,041,968
Merck & Co. Inc.	631,600	27,979,880
Pfizer Inc.	2,952,000	73,859,040

		388,300,708

Machinery & Manufacturing (6.82%)
3M Co.	564,000	51,295,800
Caterpillar Inc.	877,700	74,815,148
Deere & Co.	30,900	2,597,145
Donaldson Company Inc.	84,800	2,847,584
HNI Corp.	1,439,200	42,859,376
Illinois Tool Works Inc.	652,500	40,174,425

		214,589,478

Media & Broadcasting (4.31%)
Walt Disney Co., The	2,728,640	135,504,262

Mining & Metals (3.82%)
BHP Billiton PLC	941,859	29,605,644
Nucor Corp.	531,200	21,874,816
Rio Tinto PLC	476,280	23,604,896
Rio Tinto PLC ADR	907,200	45,178,560

		120,263,916

Oil & Gas (15.61%)
BG Group PLC	3,199,100	54,840,476
Bill Barrett Corp. (a)	1,032,400	17,943,112
Chevron Corp.	1,060,000	112,031,400
Devon Energy Corp.	212,204	10,964,581
Dril-Quip Inc. (a)	16,100	1,132,957
Exxon Mobil Corp.	2,615,200	230,503,728
Noble Energy Inc.	36,200	3,538,550
Royal Dutch Shell PLC ADR Class A	487,900	32,674,663
Schlumberger Ltd.	45,300	3,244,386
Spectra Energy Corp.	399,950	11,178,602
Tidewater Inc.	154,191	6,917,008
Woodside Petroleum Ltd.	173,103	6,106,565

		491,076,028

See accompanying notes to financial statements.	19

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Shares	Value
Common Stocks (Cont.)
Retailers (3.07%)
Wal-Mart Stores Inc.	1,339,100	$96,441,982

Telecom & Telecom Equipment (3.70%)
AT&T Inc.	2,140,534	73,056,425
Corning Inc.	1,284,600	15,710,658
Verizon Communications Inc.	624,900	27,570,588

		116,337,671

Transportation (0.26%)
GATX Corp.	190,700	8,034,191

Utilities & Energy (0.62%)
Duke Energy Corp.	306,966	19,590,570

Total Common Stocks
(cost $1,137,021,506)		3,050,129,655

Short-term Investments (2.70%)
JPMorgan U.S. Government Money Market Fund	84,986,542	84,986,542

Total Short-term Investments
(cost $84,986,542)		84,986,542

TOTAL INVESTMENTS (99.68%)
(cost $1,222,008,048)		3,135,116,197
OTHER ASSETS, NET OF LIABILITIES (0.32%)		10,021,207

NET ASSETS (100.00%)		$3,145,137,404

(a)	Non-income producing security.

ADR – American Depositary Receipt

20	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2012

	Shares	Value
Common Stocks (54.48%)
Agriculture, Foods, & Beverage (6.52%)
Archer-Daniels-Midland Co.	940,561	$25,112,979
Campbell Soup Co.	26,000	955,500
Coca-Cola Co., The	410,000	15,547,200
Kellogg Co.	310,000	17,192,600
Nestle SA ADR	252,500	16,538,750
PepsiCo Inc.	110,100	7,730,121
Sysco Corp.	165,300	5,231,745

		88,308,895

Banks (2.57%)
M&T Bank Corp.	37,700	3,684,421
Northern Trust Corp.	104,700	5,027,694
Suntrust Banks Inc.	54,300	1,474,245
Wells Fargo & Co.	747,600	24,678,275

		34,864,635

Building Materials & Construction (0.72%)
Lafarge SA	21,338	1,239,691
Vulcan Materials Co.	160,200	8,464,968

		9,704,659

Chemicals (5.29%)
Air Products & Chemicals Inc.	230,000	19,076,200
Dow Chemical Co., The	69,000	2,083,110
E.I. du Pont de Nemours & Co.	108,705	4,689,534
International Flavors & Fragrances Inc.	120,000	7,803,600
Novozymes A/S B Shares	87,950	2,422,785
Sigma-Aldrich Corp.	491,000	35,607,320

		71,682,549

Computer Software & Services (0.43%)
Automatic Data Processing Inc.	30,000	1,702,800
SAP AG	52,800	4,118,241

		5,821,041

Computers (2.86%)
Hewlett-Packard Co.	754,000	9,794,460
International Business Machines Corp.	152,100	28,909,647

		38,704,107

Consumer & Marketing (3.03%)
AptarGroup Inc.	113,100	5,391,477
Colgate-Palmolive Co.	21,200	2,300,200
Procter & Gamble Co., The	477,700	33,357,791

		41,049,468

Electronic/Electrical Manufacturing (2.41%)
Agilent Technologies Inc.	143,787	5,505,604
Emerson Electric Co.	78,800	3,958,124
General Electric Co.	796,300	16,825,819
KLA-Tencor Corp.	45,100	2,050,697
Linear Technology Corp.	130,100	4,318,019

		32,658,263

	Shares	Value
Common Stocks (Cont.)
Financial Services (0.34%)
Berkshire Hathaway Inc. Class A (a)	34	$4,485,144
Berkshire Hathaway Inc. Class B (a)	533	46,947

		4,532,091

Health Care (7.39%)
Abbott Laboratories	92,000	5,980,000
Allergan Inc.	154,800	14,357,700
Amgen Inc.	53,100	4,715,280
Eli Lilly & Co.	212,000	10,396,480
Johnson & Johnson	417,700	29,126,221
Medtronic Inc.	21,600	909,576
Merck & Co. Inc.	144,100	6,383,630
Pfizer Inc.	960,000	24,019,200
Teva Pharmaceutical Industries Ltd. Sponsored ADR	103,900	4,192,365

		100,080,452

Machinery & Manufacturing (3.81%)
3M Co.	124,600	11,332,370
Caterpillar Inc.	262,400	22,366,976
Deere & Co.	26,800	2,252,540
Donaldson Company Inc.	86,200	2,894,596
HNI Corp.	160,000	4,764,800
Illinois Tool Works Inc.	130,600	8,041,042

		51,652,324

Media & Broadcasting (3.92%)
Lee Enterprises Inc. Class A (a)	84,000	104,160
Walt Disney Co., The	1,065,995	52,937,312

		53,041,472

Mining & Metals (3.46%)
BHP Billiton PLC	169,900	5,340,501
Newmont Mining Corp.	29,200	1,375,028
Nucor Corp.	436,800	17,987,424
Rio Tinto PLC	153,825	7,623,715
Rio Tinto PLC ADR	293,000	14,591,400

		46,918,068

Oil & Gas (7.58%)
BG Group PLC	256,800	4,402,186
Bill Barrett Corp. (a)	100,000	1,738,000
Chevron Corp.	288,000	30,438,720
Devon Energy Corp.	76,170	3,935,704
Exxon Mobil Corp.	448,000	39,486,720
Noble Energy Inc.	19,900	1,945,225
Royal Dutch Shell PLC ADR Class A	216,400	14,492,308
Schlumberger Ltd.	25,900	1,854,958
Spectra Energy Corp.	62,950	1,759,452
Woodside Petroleum Ltd.	73,477	2,592,053

		102,645,326

See accompanying notes to financial statements.	21

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Shares	Value
Common Stocks (Cont.)
Retailers (1.47%)
Wal-Mart Stores Inc.	276,700	$19,927,934

Telecom & Telecom Equipment (2.13%)
AT&T Inc.	533,359	18,203,543
Cisco Systems Inc.	189,400	3,581,554
Corning Inc.	372,300	4,553,229
Verizon Communications Inc.	57,800	2,550,136

		28,888,462

Transportation (0.21%)
GATX Corp.	68,200	2,873,266

Utilities & Energy (0.34%)
Duke Energy Corp.	72,333	4,616,292

Total Common Stocks
(cost $285,500,480)		737,969,304

	Principal amount	Value
Corporate Bonds (16.95%)
Aerospace/Defense (0.08%)
Lockheed Martin Corp.
3.350%, 09/15/2021	$1,000,000	$1,068,549

Agriculture, Foods, & Beverage (1.27%)
Kellogg Co.
5.125%, 12/03/2012	500,000	500,000
Sysco Corp.
4.200%, 02/12/2013	1,000,000	1,006,811
Kellogg Co.
4.250%, 03/06/2013	1,000,000	1,009,583
Hershey Co.
5.000%, 04/01/2013	500,000	507,429
General Mills Inc.
5.200%, 03/17/2015	500,000	551,210
Bottling Group LLC
5.500%, 04/01/2016	1,000,000	1,150,117
Hershey Co.
5.450%, 09/01/2016	500,000	579,388
Kraft Foods Inc.
6.500%, 08/11/2017	1,000,000	1,228,698
Coca-Cola Co., The
5.350%, 11/15/2017	2,000,000	2,409,766
Sysco Corp.
5.250%, 02/12/2018	1,000,000	1,201,186
Pepsico Inc.
5.000%, 06/01/2018	1,000,000	1,195,223
Kellogg Co.
4.000%, 12/15/2020	2,000,000	2,250,106
Pepsico Inc.
2.750%, 03/05/2022	1,000,000	1,036,776
Kellogg Co.
3.125%, 05/17/2022	1,000,000	1,049,209

	Principal
	amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Sysco Corp.
2.600%, 06/12/2022	$1,000,000	$1,030,185
Campbell Soup Co.
2.500%, 08/02/2022	500,000	499,736

		17,205,423

Automotive (0.24%)
Johnson Controls Inc.
4.250%, 03/01/2021	2,000,000	2,211,050
Toyota Motor Credit Corp.
3.300%, 01/12/2022	1,000,000	1,082,891

		3,293,941

Banks (0.67%)
Bank of New York Mellon Corp.
4.500%, 04/01/2013	500,000	506,695
Wachovia Corp.
5.700%, 08/01/2013	750,000	775,960
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	533,148
US Bank NA
4.950%, 10/30/2014	1,500,000	1,618,792
Wachovia Bank NA
5.600%, 03/15/2016	750,000	842,198
Bank of America NA
6.000%, 06/15/2016	1,000,000	1,135,112
5.300%, 03/15/2017	500,000	558,964
Wachovia Corp.
5.750%, 06/15/2017	750,000	891,449
Wachovia Bank NA
6.000%, 11/15/2017	500,000	602,516
Wells Fargo & Co.
5.625%, 12/11/2017	500,000	599,767
US Bancorp
3.000%, 03/15/2022	1,000,000	1,057,192

		9,121,793

Chemicals (0.76%)
PPG Industries Inc.
5.750%, 03/15/2013	1,000,000	1,014,394
E.I. du Pont de Nemours and Co.
4.875%, 04/30/2014	3,000,000	3,178,866
Praxair Inc.
4.625%, 03/30/2015	1,000,000	1,092,517
5.375%, 11/01/2016	1,000,000	1,157,864
2.450%, 02/15/2022	2,000,000	2,032,890
Monsanto Co.
2.200%, 07/15/2022	1,300,000	1,299,314
PPG Industries Inc.
2.700%, 08/15/2022	500,000	503,991

		10,279,836

22	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Principal amount	Value
Corporate Bonds (Cont.)
Commercial Service/Supply (0.19%)
Pitney Bowes Inc.
5.750%, 09/15/2017	$500,000	$537,610
Cintas Corp. No. 2
3.250%, 06/01/2022	2,000,000	2,076,826

		2,614,436

Computer Software & Services (0.32%)
Microsoft Corp.
4.000%, 02/08/2021	2,000,000	2,315,598
2.125%, 11/15/2022	2,000,000	1,996,236

		4,311,834

Computers (0.39%)
Hewlett-Packard Co.
4.500%, 03/01/2013	1,000,000	1,007,415
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,211,677
1.875%, 05/15/2019	3,000,000	3,114,603

		5,333,695

Consumer & Marketing (1.36%)
Ecolab Inc.
4.875%, 02/15/2015	1,000,000	1,083,158
Procter & Gamble Co., The
3.150%, 09/01/2015	2,000,000	2,142,736
Kimberly-Clark Corp.
6.125%, 08/01/2017	1,500,000	1,853,211
Danaher Corp.
5.625%, 01/15/2018	1,000,000	1,202,043
McDonald’s Corp.
5.350%, 03/01/2018	1,000,000	1,215,594
Unilever Capital Corp.
4.250%, 02/10/2021	3,000,000	3,493,203
McDonald’s Corp.
3.625%, 05/20/2021	2,000,000	2,262,374
2.625%, 01/15/2022	1,000,000	1,038,596
Procter & Gamble Co., The
2.300%, 02/06/2022	1,000,000	1,029,585
Colgate-Palmolive Co.
2.300%, 05/03/2022	2,000,000	2,041,546
1.950%, 02/01/2023	1,000,000	985,793

		18,347,839

Electronic/Electrical Manufacturing (0.21%)
Emerson Electric Co.
5.375%, 10/15/2017	1,000,000	1,188,588
5.250%, 10/15/2018	500,000	609,428
General Electric Co.
2.700%, 10/09/2022	1,000,000	1,019,446

		2,817,462

Financial Services (0.67%)
JPMorgan Chase Bank NA
5.875%, 06/13/2016	500,000	569,178

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
General Electric Capital Corp.
5.375%, 10/20/2016	$500,000	$574,844
5.400%, 02/15/2017	500,000	577,804
John Deere Capital Corp.
5.500%, 04/13/2017	1,000,000	1,184,127
General Electric Capital Corp.
5.625%, 09/15/2017	500,000	590,105
JPMorgan Chase Bank NA
6.000%, 10/01/2017	1,500,000	1,776,510
General Electric Capital Corp.
5.625%, 05/01/2018	500,000	595,724
JPMorgan Chase & Co.
4.500%, 01/24/2022	1,000,000	1,131,350
Rio Tinto Finance USA Ltd. PLC
2.875%, 08/21/2022	1,000,000	1,018,615
General Electric Capital Corp.
3.150%, 09/07/2022	1,000,000	1,023,136

		9,041,393

Health Care (2.32%)
Merck & Co. Inc.
4.375%, 02/15/2013	2,000,000	2,015,982
Schering-Plough Corp.
5.300%, 12/01/2013	1,000,000	1,049,334
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	1,050,777
GlaxoSmithKline Capital Inc.
4.375%, 04/15/2014	3,000,000	3,159,588
AstraZeneca PLC
5.400%, 06/01/2014	2,000,000	2,143,944
Abbott Laboratories
5.875%, 05/15/2016	2,000,000	2,352,420
Baxter International Inc.
1.850%, 01/15/2017	1,000,000	1,038,954
Eli Lilly & Co.
5.200%, 03/15/2017	1,000,000	1,175,295
Amgen Inc.
5.850%, 06/01/2017	1,000,000	1,191,366
Johnson & Johnson
5.550%, 08/15/2017	1,000,000	1,213,106
AstraZeneca PLC
5.900%, 09/15/2017	750,000	921,694
Abbott Laboratories
5.600%, 11/30/2017	500,000	599,382
Bristol-Myers Squibb Co.
5.450%, 05/01/2018	500,000	608,758
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,226,566
Baxter International Inc.
5.375%, 06/01/2018	2,000,000	2,432,418
AstraZeneca PLC
1.950%, 09/18/2019	500,000	511,434
Becton Dickinson & Co.
3.125%, 11/08/2021	1,000,000	1,080,812

See accompanying notes to financial statements.	23

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Medtronic Inc.
3.125%, 03/15/2022	$2,000,000	$2,148,004
Bristol-Myers Squibb Co.
2.000%, 08/01/2022	1,500,000	1,464,276
Baxter International Inc.
2.400%, 08/15/2022	1,000,000	1,008,107
Merck & Co. Inc.
2.400%, 09/15/2022	1,000,000	1,012,280
Novartis Capital Corp.
2.400%, 09/21/2022	2,000,000	2,015,420

		31,419,917

Machinery & Manufacturing (1.66%)
Eaton Corp.
4.900%, 05/15/2013	500,000	509,798
3M Co.
4.375%, 08/15/2013	1,000,000	1,029,298
Cooper U.S. Inc.
5.450%, 04/01/2015	500,000	546,436
Ingersoll-Rand Co. Ltd.
4.750%, 05/15/2015	1,000,000	1,075,909
Eaton Corp.
5.300%, 03/15/2017	1,500,000	1,736,433
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,200,417
United Technologies Corp.
5.375%, 12/15/2017	1,500,000	1,812,566
Dover Corp.
5.450%, 03/15/2018	1,000,000	1,193,914
Caterpillar Financial Services Corp.
5.450%, 04/15/2018	1,000,000	1,204,268
Caterpillar Inc.
3.900%, 05/27/2021	2,000,000	2,260,654
John Deere Capital Corp.
2.750%, 03/15/2022	1,000,000	1,027,592
Caterpillar Financial Services Corp.
2.850%, 06/01/2022	1,000,000	1,034,025
United Technologies Corp.
3.100%, 06/01/2022	1,000,000	1,076,162
Deere & Co.
2.600%, 06/08/2022	2,000,000	2,045,436
Covidien International
3.200%, 06/15/2022	2,000,000	2,130,968
3M Co.
2.000%, 06/26/2022	1,500,000	1,500,512
Thermo Fisher Scientific Inc.
3.150%, 01/15/2023	1,000,000	1,029,203

		22,413,591

Media & Broadcasting (0.39%)
Walt Disney Co., The
4.700%, 12/01/2012	1,000,000	1,000,000
6.000%, 07/17/2017	1,000,000	1,228,935
Comcast Corp.
3.125%, 07/15/2022	2,000,000	2,089,440

	Principal amount	Value
Corporate Bonds (Cont.)
Media & Broadcasting (Cont.)
Reed Elsevier Capital (b)
3.125%, 10/15/2022	$1,000,000	$993,174

		5,311,549

Mining & Metals (0.53%)
BHP Billiton Finance USA Ltd.
5.250%, 12/15/2015	2,000,000	2,267,508
5.400%, 03/29/2017	500,000	586,164
Alcoa Inc.
5.720%, 02/23/2019	2,244,000	2,449,788
BHP Billiton Finance USA Ltd.
3.250%, 11/21/2021	1,000,000	1,081,077
Alcoa Inc.
5.870%, 02/23/2022	756,000	806,564

		7,191,101

Oil & Gas (1.71%)
ConocoPhillips Australia Funding Co.
5.500%, 04/15/2013	2,000,000	2,035,648
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	592,946
Shell International Finance
5.200%, 03/22/2017	1,000,000	1,177,000
Total Capital International SA
1.550%, 06/28/2017	1,500,000	1,531,782
Marathon Oil Corp.
5.900%, 03/15/2018	1,000,000	1,218,863
ConocoPhillips
5.200%, 05/15/2018	1,000,000	1,192,563
Chevron Corp.
4.950%, 03/03/2019	3,000,000	3,595,689
BP Capital Markets PLC
4.750%, 03/10/2019	3,000,000	3,507,225
Shell International Finance
4.300%, 09/22/2019	1,000,000	1,163,700
Trans-Canada Pipelines
2.500%, 08/01/2022	2,000,000	2,016,080
Shell International Finance
2.375%, 08/21/2022	1,000,000	1,011,000
Chevron Corp.
2.355%, 12/05/2022	1,000,000	1,009,510
Total Capital International SA
2.700%, 01/25/2023	1,000,000	1,023,590
Occidental Petroleum Corp.
2.700%, 02/15/2023	2,000,000	2,069,628

		23,145,224

Retailers (0.92%)
Target Corp.
5.125%, 01/15/2013	500,000	502,648
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,121,221

24	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Home Depot Inc.
5.400%, 03/01/2016	$1,000,000	$1,148,749
Target Corp.
5.875%, 07/15/2016	1,300,000	1,532,170
Lowe’s Companies Inc.
5.400%, 10/15/2016	1,000,000	1,167,762
Target Corp.
5.375%, 05/01/2017	1,500,000	1,781,206
6.000%, 01/15/2018	500,000	619,665
Wal-Mart Stores Inc.
5.800%, 02/15/2018	1,000,000	1,234,764
4.250%, 04/15/2021	2,000,000	2,355,634
Lowe’s Companies Inc.
3.120%, 04/15/2022	1,000,000	1,058,105

		12,521,924

Telecom & Telecom Equipment (0.54%)
Verizon Communications Inc.
4.350%, 02/15/2013	500,000	503,634
5.500%, 02/15/2018	500,000	603,660
AT&T Inc.
3.000%, 02/15/2022	3,000,000	3,138,564
Vodafone Group PLC
2.500%, 09/26/2022	1,000,000	1,008,152
Verizon Communications Inc.
2.450%, 11/01/2022	2,000,000	2,007,700

		7,261,710

Transportation (0.35%)
United Parcel Service Inc.
4.500%, 01/15/2013	1,000,000	1,004,784
5.500%, 01/15/2018	1,000,000	1,203,564
Burlington North Santa Fe
3.050%, 09/01/2022	500,000	524,998
United Parcel Service Inc.
2.450%, 10/01/2022	2,000,000	2,030,440

		4,763,786

Utilities & Energy (2.37%)
Public Service of Colorado
4.875%, 03/01/2013	1,500,000	1,515,840
Commonwealth Edison Co.
4.700%, 04/15/2015	1,000,000	1,090,487
Georgia Power Co.
5.250%, 12/15/2015	2,000,000	2,267,508
Union Electric Co.
5.400%, 02/01/2016	2,000,000	2,259,114
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	1,159,097
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,208,598
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	604,896

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
NSTAR Electric Co.
5.625%, 11/15/2017	$1,500,000	$1,821,484
Northern States Power Co.
5.250%, 03/01/2018	1,000,000	1,210,517
PECO Energy Co.
5.350%, 03/01/2018	1,000,000	1,212,754
Commonwealth Edison Co.
5.800%, 03/15/2018	500,000	608,607
Ameren Union Electric
6.000%, 04/01/2018	1,000,000	1,223,429
Consolidated Edison Co. NY
5.850%, 04/01/2018	500,000	613,634
Duke Energy Carolinas
5.100%, 04/15/2018	1,000,000	1,204,610
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	602,240
Southern California Edison Co.
3.875%, 06/01/2021	2,000,000	2,290,430
Carolina Power & Light Co.
2.800%, 05/15/2022	2,000,000	2,079,950
Georgia Power Co.
2.850%, 05/15/2022	1,000,000	1,043,329
Detroit Edison Co.
2.650%, 06/15/2022	500,000	512,048
CenterPoint Energy Houston LLC
2.250%, 08/01/2022	1,000,000	996,025
Baltimore Gas & Electric Co.
2.800%, 08/15/2022	1,000,000	1,024,277
Northern States Power Co.
2.150%, 08/15/2022	500,000	499,732
Pacific Gas & Electric
2.450%, 08/15/2022	1,000,000	1,008,088
Ameren Illinois Co.
2.700%, 09/01/2022	1,000,000	1,012,319
PPL Electric Utilities
2.500%, 09/01/2022	500,000	508,408
PECO Energy Co.
2.375%, 09/15/2022	500,000	510,488
Public Service of Colorado
2.250%, 09/15/2022	1,000,000	1,004,712
Tampa Electric Co.
2.600%, 09/15/2022	500,000	512,796
NSTAR Electric Co.
2.375%, 10/15/2022	500,000	503,020

		32,108,437

Total Corporate Bonds
(cost $208,602,424)		229,573,440

Foreign Government Bonds (0.22%)
Province of New Brunswick (Canada)
5.200%, 02/21/2017	2,500,000	2,945,500

Total Foreign Government Bonds
(cost $2,495,506)		2,945,500

See accompanying notes to financial statements.	25

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Principal amount	Value
Foreign Government Bonds (Cont.)
Government Agency Securities (c) (1.60%)
Agency Commercial Mortgage-Backed Securities (1.33%)
Federal Home Loan Mortgage Corp.
2.789%, 01/25/2022	$10,000,000	$10,631,000
Federal National Mortgage Association
2.715%, 02/25/2022	7,000,000	7,400,869

		18,031,869

Agency Notes & Bonds (0.27%)
Tennessee Valley Authority
5.500%, 07/18/2017	1,000,000	1,218,160
3.875%, 02/15/2021	2,000,000	2,347,094

		3,565,254

Total Government Agency Securities
(cost $20,187,634)		21,597,123

U.S. Treasury Obligations (24.68%)
U.S. Treasury Notes
3.875%, 02/15/2013	10,000,000	10,075,780
3.625%, 05/15/2013	10,000,000	10,156,640
4.250%, 08/15/2013	10,000,000	10,285,160
4.250%, 11/15/2013	10,000,000	10,383,200
4.000%, 02/15/2014	10,000,000	10,451,950
4.250%, 11/15/2014	20,000,000	21,549,220
4.000%, 02/15/2015	15,000,000	16,222,260
4.125%, 05/15/2015	20,000,000	21,868,760
4.500%, 02/15/2016	15,000,000	16,974,615
5.125%, 05/15/2016	20,000,000	23,229,680
4.625%, 02/15/2017	20,000,000	23,431,240
3.250%, 03/31/2017	5,000,000	5,584,765
3.500%, 02/15/2018	20,000,000	22,889,060
3.750%, 11/15/2018	10,000,000	11,717,970
3.125%, 05/15/2019	20,000,000	22,798,440
3.625%, 08/15/2019	10,000,000	11,741,410
3.375%, 11/15/2019	10,000,000	11,596,880
3.625%, 02/15/2020	10,000,000	11,785,160
3.500%, 05/15/2020	20,000,000	23,437,500
3.625%, 02/15/2021	10,000,000	11,853,910
2.000%, 11/15/2021	25,000,000	26,224,600

Total U.S. Treasury Obligations
(cost $301,897,390)		334,258,200

	Shares	Value
Short-term Investments (1.66%)
JPMorgan U.S. Government Money Market Fund	22,515,627	$22,515,627

Total Short-term Investments
(cost $ 22,515,627)		22,515,627

TOTAL INVESTMENTS (99.59%)
(cost $ 841,199,061)		1,348,859,194
OTHER ASSETS, NET OF LIABILITIES (0.41%)		5,601,081

NET ASSETS (100.00%)		$1,354,460,275

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the value of the security amounted to $993,174 or 0.07% of net assets.
(c)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

ADR – American Depositary Receipt

26	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2012

	Principal amount	Value
Corporate Bonds (1.16%)
Financial Services (1.16%)
JP Morgan Chase & Co. (a)
2.125%, 12/26/2012	$5,000,000	$5,005,905

Total Corporate Bonds
(cost $4,999,908)		5,005,905

U.S. Treasury Obligations (93.86%)
U.S. Treasury Notes
3.875%, 02/15/2013	20,000,000	20,151,560
3.625%, 05/15/2013	10,000,000	10,156,640
1.375%, 05/15/2013	10,000,000	10,055,470
4.250%, 08/15/2013	10,000,000	10,285,160
3.125%, 09/30/2013	15,000,000	15,362,115
4.000%, 02/15/2014	10,000,000	10,451,950
4.750%, 05/15/2014	10,000,000	10,652,340
2.625%, 06/30/2014	10,000,000	10,373,050
4.250%, 08/15/2014	10,000,000	10,678,120
4.250%, 11/15/2014	5,000,000	5,387,305
4.000%, 02/15/2015	5,000,000	5,407,420
4.125%, 05/15/2015	5,000,000	5,467,190
1.750%, 07/31/2015	10,000,000	10,380,470
4.250%, 08/15/2015	20,000,000	22,109,380
2.625%, 02/29/2016	10,000,000	10,728,910
2.625%, 04/30/2016	20,000,000	21,512,500
1.500%, 06/30/2016	8,000,000	8,310,000
2.750%, 11/30/2016	10,000,000	10,903,120
3.000%, 02/28/2017	10,000,000	11,046,880
2.375%, 07/31/2017	10,000,000	10,828,910
1.875%, 08/31/2017	10,000,000	10,606,250
1.875%, 09/30/2017	10,000,000	10,607,030
1.875%, 10/31/2017	10,000,000	10,612,500
2.250%, 11/30/2017	10,000,000	10,802,340
2.750%, 12/31/2017	12,500,000	13,824,225
2.625%, 01/31/2018	20,000,000	22,000,000
2.750%, 02/28/2018	10,000,000	11,073,440
2.875%, 03/31/2018	10,000,000	11,146,090
2.625%, 04/30/2018	10,000,000	11,017,970
2.375%, 05/31/2018	10,000,000	10,888,280
2.375%, 06/30/2018	10,000,000	10,892,970
2.250%, 07/31/2018	10,000,000	10,825,000
1.375%, 09/30/2018	10,000,000	10,330,470
1.375%, 11/30/2018	10,000,000	10,321,880
1.375%, 12/31/2018	10,000,000	10,317,970

Total U.S. Treasury Obligations
(cost $393,705,917)		405,514,905

	Shares	Value
Short-term Investments (3.95%)
JPMorgan U.S. Government Money Market Fund	17,079,406	$17,079,406

Total Short-term Investments
(cost $17,079,406)		17,079,406

TOTAL INVESTMENTS (98.97%)
(cost $415,785,231)		427,600,216
OTHER ASSETS, NET OF LIABILITIES (1.03%)		4,457,307

NET ASSETS (100.00%)		$432,057,523

(a)	This security is guaranteed under the FDIC Temporary Liquidity Guarantee Program.

See accompanying notes to financial statements.	27

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (98.24%)
Alabama (1.83%)
City of Hoover, Alabama, General Obligation Warrants	5.000%	03/01/2017	Aa1	$2,000,000	$2,142,660
City of Phenix City, General Obligation Warrants, Series 2010-B	5.000%	02/01/2019	A+	1,030,000	1,269,815
City of Athens, Alabama, General Obligation Warrants	4.000%	09/01/2019	AA-	1,145,000	1,375,740
Board of Education of the City of Hoover, Capital Outlay Warrants, Series 2005	3.500%	02/15/2026	Aa2	985,000	1,015,259
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2027	Aa2	2,540,000	3,032,049
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2028	Aa2	1,500,000	1,781,940
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011	5.000%	08/15/2029	A1	1,620,000	1,915,715

					12,533,178

Alaska (1.60%)
Municipality of Anchorage, Alaska, Senior Lien Refunding Electric Revenue Bonds, 1996	6.500%	12/01/2014	NR	2,000,000	2,203,960
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2021	A+	1,955,000	2,169,776
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	AA	585,000	640,891
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	AA	295,000	325,137
Municipality of Anchorage, Alaska, 2007 General Obligation Refunding Bonds, Series B (Schools)	4.500%	09/01/2022	AA+	1,000,000	1,127,920
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	AA	645,000	706,862
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	AA	1,110,000	1,221,344
Municipality of Anchorage, Alaska, 2005 General Obligation Bonds, Series F (General Purpose)	4.125%	09/01/2023	Aa2	1,000,000	1,063,500
Matanuska Susitna Borough, Alaska General Obligation Unlimited Bonds	5.500%	07/01/2025	Aa2	1,190,000	1,462,570

					10,921,960

Arizona (5.16%)
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2002 Series C	5.000%	01/01/2015	AA	900,000	902,997
Maricopa County, Arizona, Cave Creek Unified School District No. 93, School Improvement Bonds, Project of 2000, Series C (2006)	4.250%	07/01/2015	A+	525,000	565,714
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	4.000%	07/01/2016	AA-	450,000	496,755
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	4.000%	07/01/2019	A+	500,000	577,950
City of Glendale, Arizona, General Obligation Refunding Bonds, Series 2010	5.000%	07/01/2019	A2	4,180,000	5,106,999
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2020	AA-	1,965,000	2,433,318
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2021	A+	500,000	597,380
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aa2	2,500,000	2,772,900
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2021	Aa2	1,000,000	1,083,330
Tucson Unified School District No. 1 of Pima County, Arizona, School Improvement Bonds, Project of 2004, Series C (2007)	4.500%	07/01/2021	A+	1,000,000	1,113,800
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2022	Aa2	720,000	773,978
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A (b)	3.000%	07/01/2022	A+	1,500,000	1,625,985
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A (b)	5.000%	07/01/2022	A+	500,000	628,590
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2022	AA-	1,000,000	1,252,240
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2023	A+	1,000,000	1,174,460
Litchfield Elementary School District No. 79 of Maricopa County, Arizona, School Improvement Bonds, Project of 2009, Series A (2011)	5.000%	07/01/2023	Aa2	1,000,000	1,209,820
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2023	Aa2	1,360,000	1,442,566
Pima County, Arizona, General Obligation Bonds, Series 2009A	4.000%	07/01/2023	AA-	1,500,000	1,655,655
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A (b)	5.000%	07/01/2023	A+	1,060,000	1,321,120

28	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arizona (Cont.)
Pinal County Community College District of Pinal County, Arizona, General Obligation Bonds, Project of 2008, Series B (2012)	4.500%	07/01/2023	AA-	$1,705,000	$1,989,530
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2008 Series A	5.000%	01/01/2024	AA	1,500,000	1,776,420
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2024	A+	1,000,000	1,171,120
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2024	Aa2	1,165,000	1,351,645
Pima County, Arizona, General Obligation Bonds, Series 2012A	4.000%	07/01/2026	AA-	2,000,000	2,235,900

					35,260,172

Arkansas (2.21%)
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Series 2010	3.000%	11/15/2019	AA+	1,390,000	1,535,714
Little Rock School District of Pulaski County, Arkansas, Refunding Bonds	3.000%	02/01/2020	Aa3	1,250,000	1,308,350
Cabot School District No. 4 of Lonoke County, Arkansas, Refunding Bonds	3.000%	02/01/2021	Aa3	645,000	671,484
Conway School District No. 1 of Faulkner County, Arkansas Refunding Bonds	4.000%	02/01/2021	Aa3	1,515,000	1,597,340
City of Little Rock, Arkansas, Sewer Construction Revenue Bonds, Series 2007A	4.500%	06/01/2021	Aa3	1,320,000	1,506,080
Cabot School District No. 4 of Lonoke County, Arkansas, Refunding Bonds	3.000%	02/01/2022	Aa3	660,000	679,391
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	3.000%	02/01/2022	Aa3	1,000,000	1,036,550
Bentonville School District No. 6 of Benton County, Arkansas Construction Bonds, Series E	3.000%	06/01/2022	Aa2	980,000	1,017,593
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.125%	10/01/2022	Aa3	100,000	120,445
Cabot School District No. 4 of Lonoke County, Arkansas, Refunding Bonds	3.000%	02/01/2023	Aa3	675,000	690,032
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.250%	10/01/2024	Aa3	335,000	403,538
Springdale School District No. 50 of Washington County, Arkansas Refunding and Construction Bonds, Series A	4.000%	06/01/2025	Aa2	2,000,000	2,147,760
City of Fort Smith, Arkansas, Water and Sewer Refunding and Construction Revenue Bonds, Series 2008	5.250%	10/01/2028	A	1,500,000	1,757,625
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.500%	10/01/2030	Aa3	500,000	604,270

					15,076,172

California (4.47%)
Calleguas-Las Virgines, Public Financing Authority Revenue Bonds, Series A (Calleguas Municipal Water District Project) (Prerefunded to 07-01-2013 @ 100) (c)	5.000%	07/01/2015	AAA	1,000,000	1,027,440
Golden West Schools Financing Authority, 2005 General Obligation Revenue Bonds	5.000%	08/01/2015	AA	1,515,000	1,671,712
State of California, Various Purpose General Obligation Refunding Bonds	5.250%	11/01/2015	A1	855,000	893,321
State of California, Various Purpose General Obligation Refunding Bonds (Prerefunded to 11-01-2013 @ 100) (c)	5.250%	11/01/2015	AA+	2,145,000	2,241,954
State of California, Various Purpose General Obligation Refunding Bonds	5.000%	02/01/2017	A-	95,000	97,820
State of California, Various Purpose General Obligation Refunding Bonds (Prerefunded to 08-01-2013 @ 100) (c)	5.000%	02/01/2017	AA+	3,155,000	3,254,162
San Diego Community College District, San Diego County, California, General Obligation Bonds, Election of 2002, Series 2003 (Prerefunded to 05-01-2013 @ 100) (c)	5.000%	05/01/2017	Aa1	1,355,000	1,381,517
Chino Valley Unified School District, (County of San Bernadino, California) General Obligation Bonds, 2002 Election, Series B (Prerefunded to 08-01-2013 @ 100) (c)	5.000%	08/01/2017	A+	1,560,000	1,609,031
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.500%	05/01/2021	AA	740,000	813,993
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.625%	05/01/2022	AA	770,000	839,215
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series A (Santa Barbara Elementary School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2022	Aa2	1,160,000	1,280,443
City of San Jose, General Obligation Bonds, Series 2007 (Parks and Public Safety Projects)	4.500%	09/01/2022	Aa1	2,900,000	3,141,512
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2023	AA	810,000	885,727

See accompanying notes to financial statements.	29

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
California (Cont.)
Kern High School District (Kern County, California), General Obligation Bonds, 2004 Election, Series C	4.750%	08/01/2023	A+	$1,685,000	$1,795,199
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series B (Santa Barbara High School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2023	Aa2	1,435,000	1,577,352
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2024	AA	845,000	923,999
Carmel Unified School District (Monterey County, California), General Obligation Bonds, Election of 2005, Series 2008	4.750%	08/01/2025	AAA	575,000	669,507
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.000%	08/01/2025	Aa1	1,115,000	1,307,850
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.250%	08/01/2026	Aa1	1,275,000	1,506,374
Santa Barbara Community College District, (Santa Barbara County, California), General Obligation Bonds, Election of 2008, Series A	5.250%	08/01/2026	Aa1	1,555,000	1,855,131
Santa Clara Unified School District (Santa Clara County, California), General Obligation Bonds, Election of 2004, Series 2008	4.875%	07/01/2027	AA	1,000,000	1,097,180
Placentia-Yorba Linda Unified School District, (Orange County, California), General Obligation Bonds, 2002 Election, Series C (Prerefunded to 08-01-2015 @ 100) (c)	5.000%	08/01/2029	AA-	600,000	672,492

					30,542,931

Colorado (2.68%)
City of Colorado Springs, Colorado, Utilities System, Subordinate Lien Improvement Revenue Bonds, Series 2005B.	4.750%	11/15/2015	Aa2	510,000	571,358
Highlands Ranch Metropolitan District No. 2, (Douglas County, Colorado) General Obligation Refunding Bonds, Series 2005	4.500%	06/15/2017	AA+	1,705,000	1,846,890
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2019	Aa2	600,000	663,276
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	3.000%	12/15/2021	Aa2	2,255,000	2,511,371
Jefferson County, Colorado, School District No. 1	5.000%	12/15/2021	AA-	3,000,000	3,842,610
St. Vrain Valley School District No. RE-1J, (Boulder, Larimer and Weld Counties, and the City and County of Broomfield, Colorado), General Obligation Refunding Bonds, Series 2012	3.000%	12/15/2021	Aa2	2,820,000	3,140,606
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A	4.750%	08/01/2025	Aa2	1,500,000	1,720,380
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A	4.750%	08/01/2026	Aa2	1,465,000	1,675,169
City of Aurora, Colorado, First-Lien Water Improvement Revenue Bonds, Series 2007A	5.000%	08/01/2032	Aa2	2,000,000	2,322,400

					18,294,060

Connecticut (1.66%)
The University of Connecticut, General Obligation Bonds, Series A 2004 (Prerefunded to 01-15-2014 @ 100) (c)	5.000%	01/15/2018	Aa3	600,000	631,188
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	5.000%	06/15/2020	Aaa	500,000	607,295
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2020	Aa2	525,000	614,812
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2021	Aa1	600,000	657,816
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2021	Aa2	500,000	580,265
State of Connecticut, General Obligation Refunding Bonds, 2006 Series E	4.500%	12/15/2021	Aa3	1,900,000	2,157,051
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2022	Aa1	600,000	647,466
Town of Darien, Connecticut, General Obligation Refunding Bonds, Issue of 2012, Series B	2.000%	08/01/2022	Aaa	1,550,000	1,584,348
Town of Bethel, Connecticut, General Obligation Sewer Bonds, Issue of 2009, Series B	4.000%	11/15/2023	AA+	620,000	671,708
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	4.000%	06/15/2024	Aaa	1,000,000	1,126,480
State of Connecticut Health and Education Facilities Authority Revenue Bonds, Yale University Issue Series T-1	4.700%	07/01/2029	Aaa	1,800,000	2,085,552

					11,363,981

30	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Delaware (0.34%)
State of Delaware, General Obligation Bonds, Series 2007A	4.250%	05/01/2021	Aaa	$1,125,000	$1,218,690
New Castle County, Delaware, General Obligation Bonds, Series 2012B	3.000%	07/15/2023	Aaa	1,000,000	1,114,810

					2,333,500

Florida (5.90%)
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2018	A+	1,000,000	1,184,610
Pasco County, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006	4.500%	10/01/2019	Aa2	2,025,000	2,204,618
City of Pompano Beach, Florida, Water and Sewer Refunding Revenue Bonds Series 2006B	4.500%	07/01/2020	NR	1,220,000	1,258,711
JEA Florida, Water and Sewer System Revenue Bonds, 2010 Series D	3.600%	10/01/2020	Aa2	1,220,000	1,294,701
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	5.000%	10/01/2020	Aa2	1,390,000	1,678,286
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	03/01/2021	Aa1	1,170,000	1,348,682
State of Florida, State Board of Education, Public Education Capital Outlay Bonds 2004 Series D	4.375%	06/01/2021	Aa1	1,000,000	1,107,950
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.200%	07/01/2021	Aa3	3,500,000	3,792,950
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2021	A+	600,000	712,578
Orlando Utilities Commission, Utility System Revenue Refunding Bonds, Series 2006	4.750%	10/01/2021	Aa2	1,000,000	1,152,880
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	4.000%	10/01/2021	Aa2	1,455,000	1,644,645
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	03/01/2022	Aa1	1,215,000	1,385,550
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.375%	06/01/2022	NR	1,500,000	1,610,145
JEA Florida, Electric System Revenue Bonds, Series Three 2009A	5.000%	10/01/2022	AA-	1,820,000	1,902,555
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A	5.000%	10/01/2022	Aa2	365,000	450,490
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	09/01/2023	Aa1	1,290,000	1,445,819
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A	5.000%	10/01/2023	Aa2	200,000	244,856
City of Hollywood, Florida, General Obligation Bonds, Series 2005	5.000%	06/01/2024	A	3,000,000	3,274,830
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.250%	07/01/2024	Aa3	2,500,000	2,709,025
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa3	2,000,000	2,416,460
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2025	Aa3	2,485,000	2,992,760
City of West Palm Beach, Florida, Utility System Revenue Refunding Bonds, Series 2008A	5.000%	10/01/2026	AA-	2,000,000	2,346,160
State of Florida, State Board of Education, Public Education Capital Outlay Bonds, 2004 Series C	4.750%	06/01/2029	Aa1	2,000,000	2,198,720

					40,357,981

Georgia (1.77%)
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	3.500%	08/01/2020	Aa2	200,000	232,912
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	4.000%	08/01/2021	Aa2	250,000	295,832
Fayette County, Georgia, Water Revenue Bond, Series 2009	5.000%	10/01/2021	Aa2	1,790,000	2,185,697
Henry County and Henry County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	5.000%	02/01/2022	Aa2	1,000,000	1,265,080
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2024	Aa3	1,660,000	2,054,599
Fayette County, Georgia, Water Revenue Bond, Series 2009	4.375%	10/01/2024	Aa2	750,000	863,048
Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008	5.625%	01/01/2028	AA-	1,000,000	1,217,140
Forsyth County, Georgia, General Obligation Bonds, Series 2008A	5.000%	03/01/2028	AA+	1,000,000	1,198,460
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008	6.125%	09/01/2028	A1	2,300,000	2,770,350

					12,083,118

Hawaii (0.70%)
City and County of Honolulu, General Obligation Bonds, Series 2005F (Prerefunded to 07-01-2015 @ 100) (c)	5.000%	07/01/2026	Aa1	2,140,000	2,388,732
State of Hawaii Highway Revenue Bonds Series 2008	5.750%	01/01/2027	Aa2	2,000,000	2,431,920

					4,820,652

See accompanying notes to financial statements.	31

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Idaho (0.42%)
Nampa School District No. 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003 (Prerefunded to 08-15-2013 @ 100) (c)	4.750%	08/15/2018	Baa3	$1,690,000	$1,742,965
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007	4.625%	08/01/2022	AA	1,000,000	1,145,820

					2,888,785

Illinois (3.30%)
School District Number 112 (North Shore), Lake County, Illinois, Refunding School Bonds, Series 2002	5.750%	12/01/2012	Aaa	2,150,000	2,150,000
State of Illinois, General Obligation Bonds, Illinois, First Series of April 2001	5.375%	04/01/2013	A2	2,000,000	2,031,340
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C (Prerefunded to 10-01-2013 @ 100) (c)	5.000%	10/01/2015	NR	700,000	726,817
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C (Prerefunded to 10-01-2013 @ 100) (c)	5.000%	10/01/2015	Aa2	345,000	358,217
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C (Prerefunded to 10-01-2013 @ 100) (c)	5.000%	10/01/2016	NR	735,000	763,158
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C (Prerefunded to 10-01-2013 @ 100) (c)	5.000%	10/01/2016	Aa2	365,000	378,983
Community Unit School District No. 5, McLean and Woodford Counties, Illinois, General Obligation Refunding School Bonds, Series 2005	4.000%	12/01/2016	Aa2	900,000	900,000
Community Unit School District Number 200-U Will County, Illinois (Prerefunded to 11-01-2015 @ 100) (c)	5.000%	11/01/2019	A1	1,650,000	1,866,464
The Illinois State Toll Highway Authority, Toll Highway Senior Priority Revenue Bonds, 2005 Series A	4.125%	01/01/2020	Aa3	5,000,000	5,409,050
School District Number 161, Will County, Illinois, General Obligation School Bonds, Series 2005	5.000%	01/01/2020	Aa2	1,360,000	1,481,870
County of Lake, Illinois, Water and Sewer System Revenue Refunding Bonds Series B of 2006	4.375%	12/01/2020	Aa1	1,465,000	1,610,167
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2022	AA-	1,200,000	1,416,792
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2023	AA-	2,000,000	2,361,320
School District Number 161, Will County, Illinois, General Obligation School Bonds, Series 2005 (Prerefunded to 01-01-2015 @ 100) (c)	5.000%	01/01/2024	Aa2	130,000	142,271
School District Number 161, Will County, Illinois, General Obligation School Bonds, Series 2005	5.000%	01/01/2024	Aa2	870,000	937,451

					22,533,900

Indiana (2.44%)
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	07/10/2016	AA+	2,635,000	2,702,878
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	2.350%	07/15/2017	AA-	210,000	221,867
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	2.600%	07/15/2018	AA-	220,000	236,168
Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2005A	5.000%	07/15/2018	AA-	1,665,000	1,838,027
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	2.800%	07/15/2019	AA-	230,000	251,480
City of Bloomington, Indiana, Waterworks Revenue Bonds of 2011, Series B	3.500%	07/01/2020	AA-	910,000	1,012,229
Lebanon Middle School Building Corporation, Lebanon, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2011	4.000%	07/10/2020	A+	2,075,000	2,415,362
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	3.000%	07/15/2020	AA-	245,000	269,071
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2020	Aa3	2,075,000	2,378,033
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series 0	5.250%	07/01/2022	Aa3	500,000	595,310
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.000%	07/01/2022	Aa2	185,000	211,816
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series 0	5.250%	07/01/2023	Aa3	1,060,000	1,256,047

32	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Indiana (Cont.)
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.250%	07/01/2023	Aa2	$215,000	$248,351
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.375%	07/01/2024	Aa2	210,000	243,545
The Trustees of Ivy Tech Community College of Indiana, Ivy Tech Community College Student Fee Bonds, Series K	5.000%	07/01/2024	AA-	1,000,000	1,101,830
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2025	Aa3	1,530,000	1,718,144

					16,700,158

Iowa (2.54%)
City of Des Moines, Iowa, General Obligation Bonds, Series 2007C Urban Renewal	4.000%	06/01/2015	Aa1	990,000	1,074,308
Board of Regents, State of Iowa, Utility System Revenue Bonds, Series S.U.I. 2006	4.000%	11/01/2015	Aa1	975,000	1,063,832
Black Hawk County, Iowa, General Obligation Bonds, Series 2008B	4.600%	06/01/2018	Aa2	520,000	565,100
City of West Des Moines, Iowa, General Obligation Bonds, Series 2004A (Prerefunded to 06-01-2014 @ 100) (c)	5.000%	06/01/2018	Aaa	850,000	909,568
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B (Urban Renewal)	4.000%	06/01/2019	Aa1	1,190,000	1,371,951
Clear Creek Amana Community School District, Iowa, General Obligation School Bonds	4.625%	06/01/2019	Aa3	1,200,000	1,246,524
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B (Urban Renewal)	4.000%	06/01/2022	Aa1	1,350,000	1,526,432
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.625%	07/01/2025	AA	1,775,000	2,024,530
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.625%	07/01/2026	AA	1,750,000	1,984,150
Ankeny Community School District Polk County, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2027	Aa3	2,000,000	2,206,580
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.750%	07/01/2027	AA	1,950,000	2,212,684
Waukee Community School District, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2028	Aa2	1,000,000	1,174,400

					17,360,059

Kansas (3.86%)
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds	5.500%	05/01/2015	Aaa	2,000,000	2,238,800
City of Overland Park, Kansas Internal Improvement Bonds, Series 2006A	4.250%	09/01/2016	Aaa	1,220,000	1,294,274
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series A	5.000%	12/01/2017	Aa3	670,000	695,360
Unified School District No. 263, Sedgwick County, Kansas (Mulvane) General Obligation School Building Bonds, Series 2004 (Prerefunded to 09-01-2014 @ 100) (c)	5.000%	09/01/2018	A1	1,000,000	1,080,900
Unified School District No. 265, Sedgwick County, Kansas (Goddard), General Obligation Refunding and Improvement Bonds Series 2005	5.000%	10/01/2018	Aa3	370,000	414,270
Unified School District No. 265, Sedgwick County, Kansas (Goddard), General Obligation Refunding and Improvement Bonds Series 2005 (Prerefunded to 10-01-2015 @ 100) (c)	5.000%	10/01/2018	Aa3	540,000	609,638
City of Wichita, Kansas, General Obligation Bonds, Series 790 (Prerefunded to 09-01-2014 @ 101) (c)	4.375%	09/01/2019	Aa1	980,000	1,058,420
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.500%	09/01/2022	Aaa	1,000,000	1,124,030
Unified School District No. 512, Johnson County, Kansas (Shawnee Mission), General Obligation Refunding Bonds, Series 2012-A	2.000%	10/01/2022	Aaa	2,010,000	2,048,049
City of Lawrence, Kansas, Water and Sewage System, Improvement Revenue Bonds, Series 2007	4.500%	11/01/2022	Aa2	890,000	990,819
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.500%	09/01/2023	Aaa	1,615,000	1,814,533
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.625%	09/01/2024	Aaa	1,895,000	2,137,996
City of Wichita, Kansas, Water and Sewer Utility, Revenue Bonds, Series 2009A	5.000%	10/01/2024	AA-	2,000,000	2,387,840
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.500%	09/01/2025	Aaa	1,115,000	1,270,587
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2005C	5.000%	10/01/2025	AA-	1,240,000	1,374,999
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2026	Aaa	2,220,000	2,554,576
City of Topeka, Kansas, General Obligation Improvement and Refunding Bonds, Series 2008-A	5.600%	08/15/2029	Aa2	215,000	220,502
City of Topeka, Kansas, General Obligation Improvement and Refunding Bonds, Series 2008-A (Prerefunded to 08-15-2013 @ 100) (c)	5.600%	08/15/2029	NR	1,335,000	1,384,715

See accompanying notes to financial statements.	33

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Kansas (Cont.)
City of Topeka, Kansas, General Obligation Improvement and Refunding Bonds, Series 2008-A	5.600%	08/15/2030	Aa2	$225,000	$230,614
City of Topeka, Kansas, General Obligation Improvement and Refunding Bonds, Series 2008-A (Prerefunded to 08-15-2013 @ 100) (c)	5.600%	08/15/2030	NR	1,405,000	1,457,322

					26,388,244

Kentucky (1.50%)
Sanitation District No. 1, Sanitation District Revenue Bonds, Series 2006, Campbell, Kenton and Boone Counties, Kentucky	4.300%	08/01/2017	Aa2	1,275,000	1,427,108
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2018	Aa3	2,040,000	2,269,724
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.500%	11/01/2020	Aa1	1,565,000	1,748,747
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2020	Aa3	1,780,000	1,990,930
Louisville and Jefferson County Metropolitan Sewer District, (Commonwealth of Kentucky), Sewer and Drainage System Revenue Bonds, Series 2007A	5.000%	05/15/2024	Aa3	1,500,000	1,741,515
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.250%	11/01/2025	Aa1	1,000,000	1,077,860

					10,255,884

Louisiana (1.21%)
State of Louisiana, General Obligation Bonds, Series 2003 A (Prerefunded to 05-01-2013 @ 100) (c)	5.000%	05/01/2018	Aa2	4,000,000	4,077,800
City of Shreveport, State of Louisiana, General Obligation Refunding Bonds, Series 2005A	5.000%	05/01/2019	A+	1,340,000	1,464,057
Caddo Parish, Louisiana, General Obligation Bonds Series 2007	4.500%	02/01/2020	Aa2	405,000	446,533
State of Louisiana, General Obligation Match Bonds, Series 2006-B (Prerefunded to 07-15-2016 @ 100) (c)	5.000%	07/15/2025	Aa2	2,000,000	2,320,120

					8,308,510

Maine (0.94%)
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2020	AA-	100,000	115,674
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2021	AA-	3,515,000	4,029,807
Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2004 (Prerefunded to 07-01-2014 @ 100) (c)	5.250%	07/01/2030	Aa3	2,100,000	2,261,889

					6,407,370

Maryland (1.90%)
State of Maryland, General Obligation Bonds, State and Local Facilities Loan of 2002, Second Series	5.500%	08/01/2014	Aaa	430,000	467,122
Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,050,000	1,053,633
Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2005	4.000%	10/01/2017	Aaa	455,000	498,225
Washington Suburban Sanitary District, Maryland	5.000%	06/01/2019	Aaa	2,000,000	2,213,920
State of Maryland, General Obligation Bonds, State and Local Facilities Loan of 2012, Second Series B, Tax-Exempt Bonds	2.250%	08/01/2023	Aaa	2,000,000	2,072,800
Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, 2012 Series A	4.000%	02/15/2026	Aaa	2,075,000	2,378,697
University System of Maryland, Auxiliary Facility and Tuition Revenue Bonds, 2008 Series A	4.625%	04/01/2026	Aa1	2,140,000	2,450,150
The City of Frederick, Maryland, General Obligation Bonds and Notes, Public Improvements Bonds, Tax-Exempt Series 2009A	5.000%	03/01/2027	Aa2	1,500,000	1,827,510

					12,962,057

Massachusetts (0.93%)
Town of Westborough Massachusetts, General Obligation Bonds, (Unlimited Tax)	5.000%	11/15/2016	Aa2	1,135,000	1,186,824

34	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Massachusetts (Cont.)
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (c)	5.250%	08/01/2017	Aa1	$5,000,000	$5,160,950

					6,347,774

Michigan (2.45%)
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2018	AA	500,000	554,505
Board of Trustees of Northern Michigan University, General Revenue Bonds, Series 2008A	5.000%	12/01/2018	A	440,000	529,289
Traverse City Area Public Schools, Counties of Grand Traverse, Leelanau and Benzie, State of Michigan, 2010 School Building and Site Bonds (General Obligation - Unlimited Tax)	3.500%	05/01/2020	AA	1,000,000	1,121,040
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2021	Aa2	425,000	525,410
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2022	AA	2,000,000	2,258,740
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2022	AA	700,000	787,696
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2022	A+	275,000	335,442
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2022	Aa2	450,000	560,412
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2023	AA	1,485,000	1,639,989
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2023	A+	400,000	484,148
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2024	A+	600,000	723,162
Howell Public Schools, County of Livingston, State of Michigan, 2011 Refunding Bonds, Series B, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	A+	1,880,000	2,264,310
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	Aa2	1,260,000	1,552,232
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	Aa2	2,300,000	2,575,241
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	4.500%	02/01/2028	AA-	750,000	837,728

					16,749,344

Minnesota (0.69%)
Independent School District No. 194 (Lakeville), Minnesota, General Obligation Refunding Bonds, Series 2012D	5.000%	02/01/2022	Aa3	2,720,000	3,475,344
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	1,000,000	1,211,420

					4,686,764

Mississippi (2.53%)
State of Mississippi, General Obligation Refunding Bonds, Series 2001	5.500%	09/01/2013	Aa2	2,000,000	2,077,140
State of Mississippi, General Obligation Refunding Bonds, Series 2002A	5.500%	12/01/2015	Aa2	2,000,000	2,293,080
DeSoto County School District, DeSoto County, Mississippi, General Obligation Bonds, Series 2005 (Prerefunded to 05-01-2014 @ 100) (c)	4.000%	05/01/2018	Aa1	1,585,000	1,666,960
City of Jackson, Mississippi, Water and Sewer System Revenue Refunding Bonds, Series 2005	4.500%	09/01/2018	A+	1,000,000	1,087,790
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A	4.375%	08/01/2019	Aa2	475,000	544,939
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B	4.375%	08/01/2019	Aa2	525,000	602,301
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A	4.500%	08/01/2020	Aa2	500,000	571,315

See accompanying notes to financial statements.	35

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Mississippi (Cont.)
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B	4.500%	08/01/2020	Aa2	$400,000	$457,052
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation, Refunding Project)	5.000%	03/01/2022	AA-	1,000,000	1,219,280
Madison County School District, Madison County, Mississippi, General Obligation Refunding Bonds, Series 2012	4.000%	04/15/2022	AA-	2,480,000	2,978,802
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project)	5.375%	04/01/2025	NR	2,290,000	2,624,706
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project)	5.375%	04/01/2026	NR	1,000,000	1,141,870

					17,265,235

Missouri (3.04%)
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation Refunding Bonds, Series 2005	4.500%	03/01/2019	Aa1	1,850,000	1,989,564
State Environmental Improvement and Energy, Resources Authority (State of Missouri), Water Pollution Control and Drinking Water Revenue Bonds, (State Revolving Funds Programs), Series 2007A	4.500%	01/01/2021	Aaa	1,060,000	1,218,735
Health and Education Facilities Authority of the State of Missouri, Educational Facilities Revenue Bonds (The Washington University), Series 2007B	4.200%	01/15/2021	Aaa	530,000	587,733
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	3.500%	03/01/2022	Aa1	545,000	631,568
City of Ladue School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2023	AAA	1,455,000	1,671,111
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	4.000%	03/01/2024	Aa1	2,050,000	2,403,686
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009	4.625%	03/01/2025	AAA	3,000,000	3,467,280
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation School Building Bonds, Series 2008	4.750%	03/01/2027	Aa1	5,750,000	6,526,480
Platte County R-III School District of Platte County, Missouri, General Obligation School Building Bonds, Series 2008	5.000%	03/01/2028	AA	2,000,000	2,288,380

					20,784,537

Montana (0.08%)
State of Montana, General Obligation Bonds, (Water Pollution Control State Revolving Fund Program), Series 2005G	4.750%	07/15/2018	AA	490,000	538,976

Nebraska (3.19%)
Nebraska Public Power District Revenue Series A (Prerefunded to 07-01-2013 @ 100) (c)	5.000%	01/01/2017	A	3,000,000	3,081,780
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005 (Prerefunded to 11-15-2015 @ 100) (c)	4.500%	11/15/2018	Aa1	2,140,000	2,396,565
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005 (Prerefunded to 11-15-2015 @ 100) (c)	4.500%	11/15/2019	Aa1	2,140,000	2,396,565
City of Omaha, Nebraska, Sanitary Sewerage System Revenue Bonds, Series of 2006	4.250%	11/15/2020	Aa2	1,565,000	1,729,231
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2022	AA-	1,290,000	1,502,128
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2023	AA-	1,560,000	1,941,872
Douglas County School District 0010 in the State of Nebraska, (Elkhorn Public Schools), General Obligation Bonds, Series 2008 (Prerefunded to 01-24-2013 @ 100) (c)	4.625%	07/15/2024	AA-	2,120,000	2,132,762
Douglas County School District 0001, (Omaha, Nebraska, Public Schools), General Obligation Refunding Bonds, Series 2010	4.000%	12/15/2024	Aa1	3,000,000	3,470,880
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2026	AA-	1,925,000	2,362,360
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Bonds, Series 2012B	4.000%	01/15/2029	AA-	730,000	821,243

					21,835,386

36	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Hampshire (0.95%)
City of Concord, New Hampshire, General Obligation Bonds, Capital Improvement Bonds, Series A	4.750%	07/15/2016	AA	$400,000	$441,952
City of Concord, New Hampshire, General Obligation Bonds, Capital Improvement Bonds, Series A (Prerefunded to 07-15-2015 @ 100) (c)	4.750%	07/15/2016	Aa1	115,000	127,821
City of Manchester, New Hampshire, (Manchester Water Works) Water Revenue Bonds, Series 2003 (Prerefunded to 06-01-2013 @ 100) (c)	5.000%	12/01/2017	Aa1	2,620,000	2,681,020
State of New Hampshire, General Obligation Refunding Bonds, 2006 Series A	4.250%	10/15/2020	AA	1,405,000	1,582,634
New Hampshire Municipal Bond Bank Series B Bonds	4.750%	08/15/2023	A1	1,500,000	1,676,775

					6,510,202

New Jersey (3.80%)
State of New Jersey, General Obligation Bonds, Various Purpose	5.250%	08/01/2014	Aa3	7,000,000	7,569,310
Borough of Fort Lee, New Jersey, General Obligation Bonds, Series 2005 (Prerefunded to 07-15-2014 @ 100) (c)	4.000%	07/15/2018	Aa2	1,230,000	1,302,472
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	2.500%	11/01/2018	AA	1,710,000	1,851,605
Township of Toms River, County of Ocean, New Jersey, General Improvement Bonds, Series 2010A	3.000%	06/15/2019	AA	1,900,000	2,074,933
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2019	Aa2	1,540,000	1,812,734
The Board of Education of the Township of Millstone, in the County of Monmouth, New Jersey, School District Refunding Bonds, Series 2011	5.000%	07/15/2020	A+	1,075,000	1,296,568
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2020	AA	315,000	347,599
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2020	Aa2	750,000	874,072
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	3.000%	11/01/2021	AA	1,775,000	1,916,308
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2021	AA	685,000	752,610
The Board of Education of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds, Series 2007 AA	4.500%	08/01/2022	Aa2	1,240,000	1,388,850
The Board of Education of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds	4.000%	12/01/2022	AA	750,000	891,172
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2022	AA	600,000	653,700
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	4.000%	12/15/2023	AA	465,000	541,311
The Board of Education, of the Somerset Hills School District, in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2024	Aa1	2,345,000	2,738,116

					26,011,360

New Mexico (2.50%)
State Transportation, Refunding Revenue Bonds, (Senior Lien), Series 2010B	4.000%	06/15/2019	Aa1	3,500,000	4,164,335
Las Cruces School District No. 2, General Obligation School Bonds, Series 2011A	4.000%	08/01/2021	Aa2	1,500,000	1,753,680
City of Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Series 2005	5.000%	05/15/2022	A+	1,365,000	1,485,079
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012	3.000%	08/01/2022	AA	2,000,000	2,224,940
City of Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Series 2005	5.000%	05/15/2023	A+	1,320,000	1,432,464
City of Albuquerque, New Mexico, General Obligation General Purpose Bonds, Series 2012A	4.000%	07/01/2023	Aa1	2,450,000	2,794,544
Albuquerque Municipal School District No. 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation School Building Bonds Series 2008B	4.500%	08/01/2023	AA	2,000,000	2,198,380
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2005	4.400%	07/01/2024	Aa2	1,000,000	1,069,229

					17,122,651

See accompanying notes to financial statements.	37

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New York (2.42%)
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2005 Series B	4.000%	06/15/2017	Aa3	$1,000,000	$1,061,270
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2019	AA	2,000,000	2,246,480
Town of Brookhaven, Suffolk County, New York, Public Improvement Serial Bonds - 2010	3.250%	03/15/2020	Aa2	1,665,000	1,813,185
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2009	3.000%	04/15/2020	AA	825,000	888,954
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds	4.300%	06/01/2020	Aa3	695,000	751,052
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2020	AA	410,000	456,465
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds	4.300%	06/01/2021	Aa3	625,000	674,744
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C	4.000%	10/15/2021	A1	3,000,000	3,323,940
Hauppauge Union Free School District, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	07/15/2022	Aa2	1,265,000	1,425,933
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2023	AA	465,000	504,906
Hauppauge Union Free School District, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	07/15/2023	Aa2	1,615,000	1,804,520
Miller Place Union Free School District, In the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2026	Aa2	460,000	497,600
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2029	Aa3	1,000,000	1,126,570

					16,575,619

North Carolina (1.48%)
County of Orange, North Carolina, General Obligation Refunding Bonds, Series 2011	3.000%	02/01/2019	Aa1	1,000,000	1,128,670
North Carolina, Orange Water and Sewer Authority, Water and Sewer System Revenue Bonds, Series 2006	4.375%	07/01/2019	Aa1	855,000	952,496
City of Fayetteville, North Carolina, Public Works Commission, Revenue Bonds, Series 2009B	5.000%	03/01/2022	Aa2	1,000,000	1,221,020
County of Pender, North Carolina, General Obligation School Bonds, Series 2007	4.375%	03/01/2022	AA-	545,000	618,232
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	1,000,000	1,183,730
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,000,000	1,144,050
City of Durham, North Carolina, General Obligation Bonds, Series 2012A	3.000%	07/01/2024	Aaa	455,000	496,946
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2024	Aa2	1,555,000	1,752,267
City of Durham, North Carolina, General Obligation Bonds, Series 2012A	3.000%	07/01/2025	Aaa	455,000	491,982
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A	4.000%	05/01/2026	Aaa	1,000,000	1,148,890

					10,138,283

North Dakota (0.64%)
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B (Prerefunded to 10-01-2013 @ 100) (c)	5.000%	10/01/2016	Aaa	1,915,000	1,990,796
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B (Prerefunded to 10-01-2013 @ 100) (c)	5.000%	10/01/2017	Aaa	1,225,000	1,273,486
West Fargo Public School District No. 6, Cass County, North Dakota, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,000,000	1,121,120

					4,385,402

Ohio (2.39%)
Lakota Local School District, County of Butler, Ohio, General Obligation Unlimited Tax, School Improvement and Refunding Bonds, Series 2001	5.250%	12/01/2013	Aaa	1,375,000	1,379,634
Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2020	Aaa	1,580,000	1,763,043
State of Ohio, Common Schools General Obligation Bonds, Series 2005C	4.300%	06/15/2021	Aa1	2,000,000	2,189,080
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	1,000,000	1,288,760

38	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Ohio (Cont.)
Plain Local School District, County of Stark, Ohio, General Obligation (Unlimited Tax), School Improvement Refunding Bonds, Series 2011A	4.300%	11/01/2023	AA-	$2,840,000	$3,292,497
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A	4.000%	12/01/2024	Aaa	2,155,000	2,484,995
State of Ohio, Common Schools General Obligation Bonds, Series 2006D	4.300%	09/15/2025	Aa1	2,000,000	2,166,380
Miami University (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2011	5.000%	09/01/2026	Aa3	1,430,000	1,746,702

					16,311,091

Oklahoma (0.62%)
Oklahoma Water Resources Board, State Loan Program Revenue Bonds, Refunding Series 2006B	5.000%	10/01/2020	AA+	1,230,000	1,412,040
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2008	4.625%	05/01/2025	AA	1,485,000	1,683,797
Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, (Homeownership Loan Program), 2003 Series B-1 (AMT)	4.875%	09/01/2033	Aaa	1,120,000	1,120,515

					4,216,352

Oregon (2.35%)
Reynolds School District 7, Multnomah County, Oregon, General Obligation Refunding Bonds Series 2000	5.000%	06/15/2015	Aa2	2,135,000	2,371,451
City of Hillsboro, Oregon, Full Faith and Credit Bonds, Series 2004 (Prerefunded to 06-01-2014 @ 100) (c)	4.750%	06/01/2018	Aa3	500,000	532,795
Oregon City School District No. 62, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2004	5.000%	06/15/2018	Aa2	1,625,000	1,731,762
State of Oregon Housing and Community Services Department, Mortgage Revenue Bonds (Single-Family Mortgage Program) 2007 Series C	4.625%	07/01/2020	Aa2	345,000	369,009
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	1,000,000	1,175,360
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2023	Aa3	1,500,000	1,756,650
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2025	Aaa	1,330,000	1,541,536
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds	5.750%	08/01/2025	Aa1	745,000	915,598
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds	5.750%	08/01/2026	Aa1	670,000	822,606
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds	5.750%	08/01/2027	Aa1	750,000	919,462
Tualatin Hills Park & Recreation District, Washington County, Oregon, General Obligation Bonds, Series 2009	4.625%	06/01/2028	AA	1,335,000	1,528,028
Portland Community College District, Multnomah, Washington, Yamhill, Clackamas and Columbia Counties, Oregon, General Obligation Bonds, Series 2009	5.000%	06/15/2029	AA	2,000,000	2,429,560

					16,093,817

Pennsylvania (2.27%)
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2016	A+	1,070,000	1,119,776
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2017	A+	1,010,000	1,054,753
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2017	NR	1,030,000	1,090,657
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.750%	05/15/2018	A+	1,160,000	1,213,488
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2018	NR	1,000,000	1,056,570
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds Series of 2006	4.375%	11/15/2021	Aaa	2,300,000	2,576,713
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2025	Aa2	1,605,000	1,871,205

See accompanying notes to financial statements.	39

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Pennsylvania (Cont.)
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2027	Aa2	$2,505,000	$2,885,935
Township of Hampden, Cumberland County, Pennsylvania, General Obligation Bonds, Series of 2012	5.000%	05/15/2027	AA	2,200,000	2,673,550

					15,542,647

Rhode Island (0.17%)
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A	4.750%	08/01/2023	Aa2	1,000,000	1,143,180

South Carolina (1.24%)
Lugoff-Elgin Water Authority (South Carolina) Waterworks System Revenue Bonds, Series 2007	5.000%	07/01/2022	A1	1,000,000	1,135,130
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2023	AA-	2,315,000	2,745,312
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2010	4.500%	02/01/2025	AA	1,035,000	1,214,221
School District No. 1 of Richland County, South Carolina, General Obligation Bonds, Series 2006B	4.450%	03/01/2025	Aa2	1,000,000	1,123,320
Berkeley County, South Carolina, Water and Sewer System Refunding Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa3	800,000	944,824
University of South Carolina, Higher Education Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa2	1,130,000	1,286,369

					8,449,176

South Dakota (0.28%)
Harrisburg School District No. 41-2, Lincoln County, South Dakota, General Obligation Refunding Bonds, Series 2012	2.150%	01/15/2020	AA-	1,130,000	1,148,837
Harrisburg School District No. 41-2, Lincoln County, South Dakota, General Obligation Refunding Bonds, Series 2012	2.500%	01/15/2022	AA-	475,000	482,078
Harrisburg School District 41-2, South Dakota, General Obligation Bonds, Series 2012	3.000%	07/15/2022	AA-	250,000	272,248

					1,903,163

Tennessee (2.88%)
Williamson County Tennessee, General Obligation Bonds, Public Improvement Refunding Bonds, Series 2000 (Prerefunded to 03-01-2013 @ 102) (c)	5.000%	03/01/2014	Aaa	2,705,000	2,790,397
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009	4.000%	03/01/2021	Aa2	1,050,000	1,217,979
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series X-2012	3.000%	03/01/2022	Aa2	655,000	711,782
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2011 Series A	4.500%	05/15/2022	AA+	2,760,000	3,372,775
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series X-2012	3.000%	03/01/2023	Aa2	670,000	719,064
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B	4.750%	05/01/2023	AA	2,000,000	2,330,600
City of Knoxville, Tennessee, Electric System Revenue Refunding Bonds, Series AA-2012	3.000%	07/01/2023	Aa2	1,540,000	1,654,453
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A	4.000%	07/01/2023	AA	2,000,000	2,305,560
State of Tennessee, General Obligation Bonds, 2007 Series A (Prerefunded to 10-01-2015 @ 100) (c)	4.400%	10/01/2023	AA+	1,050,000	1,167,747
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A	4.750%	05/15/2025	AA+	1,000,000	1,152,330
City of Chattanooga, Tennessee, General Obligation Refunding Bonds, Series 2007A	4.750%	03/01/2026	AA+	2,000,000	2,237,960

					19,660,647

Texas (3.78%)
City of Plano, Texas, (Collin and Denton Counties), General Obligation Refunding and Improvement Bonds, Series 2011	5.000%	09/01/2019	Aaa	1,000,000	1,250,410
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2006A	5.000%	02/15/2020	AA+	1,535,000	1,749,424

40	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Texas (Cont.)
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007	4.750%	02/15/2021	Aa2	$490,000	$561,810
Fort Worth Independent School District, (Tarrant County, Texas), Unlimited Tax School Building Bonds, Series 2010	4.000%	02/15/2021	AA	1,000,000	1,178,090
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007	4.750%	02/15/2022	Aa2	470,000	535,767
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2022	AA	375,000	429,686
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2023	AA	395,000	450,308
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A	5.000%	11/15/2025	AA-	2,345,000	2,861,275
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A	5.000%	11/15/2025	AA-	2,000,000	2,410,220
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2008	4.625%	02/15/2026	AA	1,165,000	1,336,208
Hays County, Texas, Pass-Through Toll Revenue and Unlimited Tax Bonds, Series 2011	4.750%	02/15/2026	AA	1,620,000	1,892,273
City of Austin, Texas (Travis and Williamson Counties), Electric Utility System Revenue Refunding Bonds, Series 2008A	5.250%	11/15/2026	A1	3,000,000	3,542,010
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A	5.000%	11/15/2026	AA-	2,465,000	3,001,630
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008	5.750%	02/01/2027	Aa3	1,000,000	1,175,830
Parker County, Texas, Unlimited Tax Road Bonds, Series 2009	5.000%	02/15/2027	AA-	1,000,000	1,164,430
New Braunfels Independent School District (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008	5.000%	02/01/2028	AA	1,000,000	1,102,630
Conroe Independent School District, (A political subdivision of the State of Texas located within Montgomery County, Texas) Unlimited Tax School Building Bonds, Series 2009A	5.250%	02/15/2028	Aa2	1,000,000	1,168,700

					25,810,701

Utah (0.90%)
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2020	Aa2	410,000	487,453
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2021	Aa2	600,000	704,502
Davis County School District Board of Education, Davis County, Utah, General Obligation School Building Bonds (Utah School Bond Guaranty Program), Series 2007	4.750%	06/01/2022	Aa2	2,375,000	2,700,019
Ogden City, Utah, Sewer and Water Revenue Bonds, Series 2008	5.000%	06/15/2029	Aa3	1,970,000	2,241,308

					6,133,282

Virginia (2.32%)
Rivanna Water and Sewer Authority, Regional Water and Sewer System Revenue and Refunding Bonds, Series 2005B	4.500%	10/01/2019	Aa2	1,020,000	1,111,331
County of Chesterfield, Virginia, Water and Sewer Revenue Bonds, Series 2007	4.250%	11/01/2020	Aaa	2,540,000	2,907,970
Henrico County, Virginia, General Obligation Public Improvement Bonds, Series 2006 (Prerefunded to 12-01-2016 @ 100) (c)	4.125%	12/01/2020	Aaa	2,100,000	2,399,376
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Refunding Series 2009 C	4.000%	08/01/2021	Aa1	1,500,000	1,741,815
County of Culpeper, Virginia, General Obligation School and Refunding Bonds, Series 2012	3.000%	01/15/2022	Aa2	940,000	1,021,799
County of Spotsylvania, Virginia, Water and Sewer System Revenue Bonds, Series 2007	5.000%	06/01/2023	Aa3	1,235,000	1,407,554
Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2025	Aaa	1,400,000	1,624,840
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2004A (Prerefunded to 08-01-2014 @ 100) (c)	4.750%	08/01/2026	Aa1	1,000,000	1,072,910

See accompanying notes to financial statements.	41

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Virginia (Cont.)
Virginia Public School Authority, Special Obligation School Financing Bonds, Fluvanna County, Series 2008	6.250%	12/01/2026	AA-	$2,000,000	$2,581,960

					15,869,555

Washington (4.48%)
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2004 (Prerefunded to 12-01-2013 @ 100) (c)	5.000%	12/01/2017	Aa3	705,000	737,980
Tukwila School District No. 406, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2004 (Prerefunded to 12-01-2014 @ 100) (c)	5.000%	12/01/2017	Aa2	1,000,000	1,091,870
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2004 (Prerefunded to 12-01-2013 @ 100) (c)	5.000%	12/01/2018	Aa3	740,000	774,617
Bethel School District No. 403, Pierce County, Washington, Unlimited Tax General Obligation Bonds, 2006	5.000%	12/01/2020	Aa2	1,000,000	1,135,340
Public Utility District No. 1 of Franklin County, Washington, Electric Revenue and Refunding Bonds, Series 2007	4.750%	09/01/2022	A	1,000,000	1,105,580
Issaquah School District No. 411, King County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2012	2.500%	12/01/2022	AA	2,000,000	2,131,240
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	3.000%	12/01/2022	Aa3	1,020,000	1,104,242
Renton School District No. 403, King County, Washington, Unlimited Tax General Obligation Bonds, 2003 (Prerefunded to 12-01-2013 @ 100) (c)	4.625%	12/01/2022	Aa2	2,000,000	2,086,160
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	5.000%	12/01/2023	Aa3	505,000	631,694
Public Utility District No. 1 of Klickitat County, Washington, Electric System Revenue and Refunding Bonds, Series 2006B	5.000%	12/01/2023	A2	1,000,000	1,110,810
College Place School District No. 250, Walla Walla County, Washington, Unlimited Tax General Obligation Bonds, Series 2012	4.000%	12/01/2024	A1	1,875,000	2,129,925
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2009	4.625%	12/01/2024	Aa3	4,000,000	4,642,040
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2025	AA-	565,000	639,919
The City of Seattle, Washington, Municipal Light and Power Improvement and Refunding Revenue Bonds, 2008	6.000%	04/01/2025	AA-	1,325,000	1,648,035
Bellevue School District No 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	4.750%	12/01/2025	AA+	1,000,000	1,148,450
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	5.000%	12/01/2025	AA	2,000,000	2,363,060
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2026	AA-	500,000	566,025
The City of Seattle, Washington, Drainage and Wastewater Revenue Bonds, 2004 (Prerefunded to 09-01-2014 @ 100) (c)	4.750%	09/01/2028	Aa1	3,500,000	3,767,995
State of Washington, Various Purpose General Obligation Bonds, Series 2009A	5.000%	07/01/2031	Aa1	1,500,000	1,777,860

					30,592,842

West Virginia (1.98%)
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2023	A+	2,510,000	3,150,803
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2024	A+	3,200,000	4,002,176
West Virginia University Board of Governors, University Revenue Improvement Bonds, West Virginia University Projects, 2004 Series C	5.000%	10/01/2024	A+	2,500,000	2,673,025
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.000%	05/01/2025	AA	1,105,000	1,244,131
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.000%	05/01/2026	AA	2,180,000	2,433,163

					13,503,298

42	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Wisconsin (1.18%)
City of Sturgeon Bay, Door County, Wisconsin, General Obligation Refunding Bonds	4.750%	10/01/2021	Aa3	$545,000	$604,116
School District of New Richmond, St. Croix County, Wisconsin, General Obligation Refunding Bonds	4.750%	04/01/2022	Aa2	1,000,000	1,116,380
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2022	Aa2	800,000	956,632
State of Wisconsin, General Obligation Bonds of 2007, Series B	4.750%	05/01/2023	Aa2	2,335,000	2,558,997
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2023	Aa2	300,000	357,063
City of Fond Du Lac, Fond Du Lac County, Wisconsin, Waterworks System Revenue Bonds, Series 2010	5.000%	09/01/2025	A+	1,000,000	1,182,600
State of Wisconsin, General Obligation Bonds of 2008, Series D	6.000%	05/01/2029	Aa2	1,000,000	1,268,490

					8,044,278

Wyoming (0.27%)
City of Cheyenne, Wyoming, Refunding Revenue Water Bonds, Series 2007	5.000%	12/01/2024	AA	1,700,000	1,863,336

Total Long-term Municipal Bonds (cost $614,279,126)					671,481,570

				Shares	Value
Short-term Investments (1.10%)
JPMorgan Tax Free Money Market Fund				7,535,920	$7,535,920

Total Short-term Investments (cost $7,535,920)					7,535,920

TOTAL INVESTMENTS (99.34%) (cost $621,815,046)					679,017,490
OTHER ASSETS, NET OF LIABILITIES (0.66%)					4,504,237

NET ASSETS (100.00%)					$683,521,727

(a)	Ratings are not audited and represent the lower of Moody’s, S&P or Fitch issuer specific ratings.
(b)	Security purchased on a “when-issued” basis.
(c)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government or U.S. Government Agency securities to support the timely payment of principal and interest.

NR – Not Rated

See accompanying notes to financial statements.	43

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2012

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,222,008,048	841,199,061	415,785,231	621,815,046

Investments in securities at market value	$3,135,116,197	1,348,859,194	427,600,216	679,017,490
Receivable for:
Dividends and interest	10,867,028	6,721,525	2,389,761	8,017,795
Shares of the Fund sold	2,292,572	708,393	2,172,012	606,879
Prepaid expenses	16,540	7,086	2,032	3,418

Total assets	3,148,292,337	1,356,296,198	432,164,021	687,645,582

Liabilities and Net Assets
Distributions to shareholders	—	—	10,252	385,886
Payable for:
Shares of the Fund redeemed	2,750,430	631,573	7,109	49,300
Securities purchased	—	1,005,020	—	3,556,984
Due to affiliates	313,029	146,430	49,198	76,903
Accrued liabilities	91,474	52,900	39,939	54,782

Total liabilities	3,154,933	1,835,923	106,498	4,123,855

Net assets applicable to shares outstanding of common stock	$3,145,137,404	1,354,460,275	432,057,523	683,521,727

Fund shares outstanding (no par value, unlimited number of shares authorized)	56,457,486	23,908,852	42,126,701	75,043,521
Net asset value, offering price and redemption price per share	$55.71	56.65	10.26	9.11

Analysis of Net Assets
Paid-in-capital	$1,262,207,192	830,828,989	420,768,498	626,303,436
Accumulated net realized gain (loss)	(67,204,318)	(1,602,897)	(525,960)	15,847
Net unrealized appreciation (depreciation)	1,913,117,607	507,660,083	11,814,985	57,202,444
Undistributed net investment income (loss)	37,016,923	17,574,100	—	—

Net assets applicable to shares outstanding	$3,145,137,404	1,354,460,275	432,057,523	683,521,727

44	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

Year ended November 30, 2012

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$84,421,855	20,104,825	—	—
Interest	2,148	20,286,980	8,092,511	90,761
Tax-exempt interest	—	—	—	23,801,185

	84,424,003	40,391,805	8,092,511	23,891,946
Less: foreign withholding taxes	(759,326)	(259,247)	—	—

Total investment income	83,664,677	40,132,558	8,092,511	23,891,946
Expenses:
Investment advisory and management fees	3,308,545	1,491,894	481,477	720,837
Trustees’ fees and expenses	140,548	61,573	18,632	29,055
Reports to shareholders	98,038	45,567	18,098	17,458
Professional fees	81,405	50,066	45,868	51,280
Errors and omissions insurance	53,843	21,975	6,432	9,728
Custodian fees	80,474	19,112	666	6,887
ICI dues	35,146	15,709	5,376	7,928
Regulatory fees	33,833	29,855	27,800	32,285
Fidelity bond expense	6,053	2,082	543	927
Securities valuation fees	1,955	24,124	5,234	102,362

Total expenses	3,839,840	1,761,957	610,126	978,747

Net investment income	79,824,837	38,370,601	7,482,385	22,913,199

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	(17,501,339)	(1,602,897)	—	15,847
Net realized gain (loss) on foreign currency transactions	8,806	1,792	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	226,880,886	55,963,831	(853,799)	23,891,112

Net realized and unrealized gain (loss) on investments	209,388,353	54,362,726	(853,799)	23,906,959

Net change in net assets resulting from operations	$289,213,190	92,733,327	6,628,586	46,820,158

See accompanying notes to financial statements.	45

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund
Years ended November 30,	2012	2011
From operations:
Net investment income	$79,824,837	73,006,085
Net realized gain (loss)	(17,492,533)	32,067,151
Change in net unrealized appreciation or depreciation	226,880,886	64,546,919

Net change in net assets resulting from operations	289,213,190	169,620,155
Distributions to shareholders from and in excess of:
Net investment income	(77,303,988)	(70,427,574)
Net realized gain	—	—

Total distributions to shareholders	(77,303,988)	(70,427,574)
From Fund share transactions:
Proceeds from shares sold	146,927,215	205,677,238
Reinvestment of distributions	73,349,960	66,950,861

	220,277,175	272,628,099
Less payments for shares redeemed	(320,116,813)	(334,453,909)

Net increase (decrease) in net assets from Fund share transactions	(99,839,638)	(61,825,810)

Total increase (decrease) in net assets	112,069,564	37,366,771

Net assets:
Beginning of period	3,033,067,840	2,995,701,069

End of period*	$3,145,137,404	3,033,067,840

*Including undistributed net investment income (loss)	$37,016,923	34,206,017

Share Information
Sold	2,683,840	3,840,597
Issued in reinvestment of distributions	1,406,340	1,242,122
Redeemed	(5,847,190)	(6,281,760)

Net increase (decrease)	(1,757,010)	(1,199,041)

46	See accompanying notes to financial statements.

Balanced Fund		Interim Fund		Municipal Bond Fund
2012	2011	2012	2011	2012	2011

38,370,601	37,077,245	7,482,385	8,807,284	22,913,199	22,611,613
(1,601,105)	2,271,082	—	—	15,847	1,472,938
55,963,831	24,998,539	(853,799)	(810,051)	23,891,112	9,516,898

92,733,327	64,346,866	6,628,586	7,997,233	46,820,158	33,601,449

(37,487,403)	(36,702,880)	(7,482,385)	(8,807,284)	(22,913,199)	(22,611,613)
(1,521,132)	—	—	—	(1,472,938)	(858,040)

(39,008,535)	(36,702,880)	(7,482,385)	(8,807,284)	(24,386,137)	(23,469,653)

101,826,465	125,320,298	104,092,036	145,523,386	77,459,673	52,969,881
37,373,598	35,007,506	7,304,668	8,551,174	19,580,623	18,644,308

139,200,063	160,327,804	111,396,704	154,074,560	97,040,296	71,614,189
(126,219,730)	(149,080,836)	(84,750,975)	(122,200,355)	(43,559,325)	(59,096,573)

12,980,333	11,246,968	26,645,729	31,874,205	53,480,971	12,517,616

66,705,125	38,890,954	25,791,930	31,064,154	75,914,992	22,649,412

1,287,755,150	1,248,864,196	406,265,593	375,201,439	607,606,735	584,957,323

1,354,460,275	1,287,755,150	432,057,523	406,265,593	683,521,727	607,606,735

17,574,100	16,689,110	—	—	—	—

1,818,557	2,282,150	10,149,849	14,215,261	8,632,073	6,104,416
691,184	641,246	711,655	835,353	2,180,143	2,159,098
(2,260,994)	(2,730,551)	(8,266,943)	(11,962,289)	(4,856,804)	(6,912,762)

248,747	192,845	2,594,561	3,088,325	5,955,412	1,350,752

See accompanying notes to financial statements.	47

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1. Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). Each Fund has its own investment objective, investment policies, restrictions, and attendant risks. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing under normal circumstances at least 80% of its assets in common stocks and other income producing equity securities.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing under normal circumstances approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in bonds to provide relative stability of principal and income.

The State Farm Interim Fund (the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short and intermediate-term maturities.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of municipal bonds with maturities of one to seventeen years. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central Time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities Valuation

All investments in securities are recorded at their fair value. For more information see Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes.

The Growth Fund and Balanced Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Interim Fund and Municipal Bond Fund declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

For more information refer to Note 4 Income Taxes and Distributions to Shareholders.

48

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at November 30, 2012. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Securities Purchased on a “When-Issued” Basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2012, the Municipal Bond Fund had commitments of $3,556,984 (representing 0.52% of net assets) for when-issued securities.

3. Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - quoted prices (unadjusted) in active markets for identical securities
•

Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities

•	Level 3 - significant unobservable inputs (including SFIMC’s own assumptions in determining the fair value of a Fund’s investments)

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgement.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for

49

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgement are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including reviewing a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of November 30, 2012:

	Investments in Securities
Fund	Level 1	Level 2	Level 3	Total
Growth Fund
Common Stocks (a)	$3,050,129,655	$ —	$ —	$3,050,129,655
Short-term Investments	84,986,542	—	—	84,986,542
Balanced Fund
Common Stocks (a)	737,969,304	—	—	737,969,304
Corporate Bonds (a)	—	229,573,440	—	229,573,440
Foreign Government Bonds	—	2,945,500	—	2,945,500
Agency Commercial Mortgage-Backed Securities	—	18,031,869	—	18,031,869
Agency Notes & Bonds	—	3,565,254	—	3,565,254
U.S. Treasury Obligations	—	334,258,200	—	334,258,200
Short-term Investments	22,515,627	—	—	22,515,627
Interim Fund
Corporate Bonds (a)	—	5,005,905	—	5,005,905
U.S. Treasury Obligations	—	405,514,905	—	405,514,905
Short-term Investments	17,079,406	—	—	17,079,406
Municipal Bond Fund
Long-term Municipal Bonds	—	671,481,570	—	671,481,570
Short-term Investments	7,535,920	—	—	7,535,920

(a) Industry classification is disclosed in the Schedules of Investments.

The Funds did not hold any Level 3 securities or derivative instruments as of November 30, 2011 or for the year ended November 30, 2012. There were no significant transfers of securities between Level 1 and Level 2 as of November 30, 2012 as compared to November 30, 2011.

4. Income Taxes and Distributions to Shareholders

As of November 30, 2012, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

50

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2012, each Fund’s aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth Fund	$1,222,008,048	$1,949,621,458	$(36,513,309)	$1,913,108,149
Balanced Fund	841,199,061	522,019,253	(14,359,120)	507,660,133
Interim Fund	415,785,231	11,814,985	—	11,814,985
Municipal Bond Fund	621,815,046	57,230,380	(27,936)	57,202,444

The differences, if any, between the cost of investments for federal income tax purposes and the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income, and distributions of such amounts are made on the last business day of each month.

Net realized gains on sales of investments, if any, are distributed annually after the close of the Fund’s fiscal year. Dividends and distributions payable to shareholders are recorded by the respective Fund on the ex-dividend date.

On December 18, 2012, the Growth Fund declared an ordinary income dividend of $0.76466 per share to shareholders of record on December 17, 2012 (reinvestment date December 18, 2012).

On December 18, 2012, the Balanced Fund declared an ordinary income dividend of $0.87539 per share to shareholders of record on December 17, 2012 (reinvestment date December 18, 2012).

On December 18, 2012, the Municipal Bond Fund declared a capital gain distribution of $0.00021 per share to shareholders of record on December 17, 2012 (reinvestment date December 18, 2012).

As of November 30, 2012, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the carryforwards will expire as follows:

	Non Expiring		Year of Expiration
	Short-term	Long-term	2013	2014	2015	2016	2017	2018	Total
Growth Fund	$—	$17,782,590	$—	$—	$—	$25,639,404	$14,963,272	$8,819,052	$67,204,318
Balanced Fund	—	1,602,897	—	—	—	—	—	—	1,602,897
Interim Fund	—	—	375,020	61,482	89,458	—	—	—	525,960

The Interim Fund had a capital loss carryforward of $234,320 that expired in 2012 and was reclassified from accumulated net realized gain (loss) to paid in capital on the Statement of Assets and Liabilities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted and is effective for the Funds’ taxable year beginning December 1, 2011. The Act changed various technical rules governing the tax treatment of regulated investment companies, including the treatment of capital losses. Under the Act, capital losses incurred by the Funds after December 1, 2011 will be permitted to carry forward indefinitely. These capital losses must be utilized prior to capital losses incurred prior to the date of enactment. Therefore, pre-enactment capital loss carryforwards, which carry an expiration date, may be more likely to expire unused.

As of November 30, 2012, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Growth Fund	$37,016,923	$—	$1,913,117,607	$(67,204,318)	$1,882,930,212
Balanced Fund	17,574,100	—	507,660,083	(1,602,897)	523,631,286
Interim Fund	—	—	11,814,985	(525,960)	11,289,025
Municipal Bond Fund	—	15,847	57,202,444	—	57,218,291

51

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to the recognition of net realized losses, the timing of Fund distributions, expiring capital loss carryforwards, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting its net asset value.

As of November 30, 2012, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Growth Fund	$—	$(290,057)	$290,057
Balanced Fund	—	(1,792)	1,792
Interim Fund	(234,320)	234,320	—

The tax character of distributions was designated as follows for the years ended November 30, 2012 and November 30, 2011, respectively:

2012	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$22,822,438	$220,876	$1,342,823	$24,386,137

2011	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$22,611,613	$—	$858,040	$23,469,653

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the years ended November 30, 2012 and November 30, 2011.

5. Transactions with Affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Growth Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Balanced Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Interim Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Municipal Bond Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Other than proceeds from the account fee imposed on certain shareholders of the Trust, the Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

52

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Expense Reduction Agreement

SFIMC has agreed to reimburse a Fund if, and to the extent, a Fund’s total annual operating expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) exceed 0.40% of the Fund’s average net assets.

Line of Credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a rate equal to the current 30-day A1+/P1 Commerical Paper Index. The Funds did not borrow under the Line of Credit Agreement during the year ended November 30, 2012.

6. Investment Transactions

For the year ended November 30, 2012, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases (excluding U.S. Government Obligations)	Sales (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Growth Fund	$15,312,684	$132,024,781	$ —	$ —
Balanced Fund	98,661,852	47,408,617	25,183,594	16,000,000
Interim Fund	—	54,000,000	117,872,070	40,000,000
Municipal Bond Fund	87,740,933	25,315,747	—	—

53

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$52.10	50.42	49.23	42.27	63.49

Income from Investment Operations
Net investment income (a)	1.38	1.23	1.12	1.14	1.29
Net gain (loss) on investments (both realized and unrealized)	3.57	1.64	1.17	7.05	(19.12)

Total from investment operations	4.95	2.87	2.29	8.19	(17.83)

Less Distributions
Net investment income	(1.34)	(1.19)	(1.10)	(1.23)	(1.31)
Net realized gain	—	—	—	—	(2.08)

Total distributions	(1.34)	(1.19)	(1.10)	(1.23)	(3.39)

Net asset value, end of period	$55.71	52.10	50.42	49.23	42.27

Total Return	9.69%	5.63%	4.86%	19.92%	(29.57)%

Ratios/Supplemental Data
Net assets, end of period (millions)	$3,145.1	3,033.1	2,995.7	2,981.1	2,562.9

Average net asset ratios
Expenses	0.12%	0.12%	0.12%	0.13%	0.12%
Net investment income	2.53%	2.32%	2.29%	2.71%	2.35%

Portfolio turnover rate (b)	0%	1%	1%	1%	2%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Portfolio turnover rate rounds to less than 1% for 2012.

54	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$54.43	53.22	52.17	46.64	60.45

Income from Investment Operations
Net investment income (a)	1.60	1.56	1.52	1.64	1.83
Net gain (loss) on investments (both realized and unrealized)	2.26	1.21	1.06	5.67	(12.05)

Total from investment operations	3.86	2.77	2.58	7.31	(10.22)

Less Distributions
Net investment income	(1.58)	(1.56)	(1.53)	(1.78)	(1.85)
Net realized gain (b)	(0.06)	—	—	—	(1.74)

Total distributions	(1.64)	(1.56)	(1.53)	(1.78)	(3.59)

Net asset value, end of period	$56.65	54.43	53.22	52.17	46.64

Total Return	7.26%	5.21%	5.15%	16.17%	(17.88)%

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,354.5	1,287.8	1,248.9	1,202.7	1,052.8

Average net asset ratios
Expenses	0.13%	0.13%	0.13%	0.14%	0.13%
Net investment income	2.86%	2.86%	2.93%	3.48%	3.36%

Portfolio turnover rate	5%	6%	5%	1%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions represent less than $0.01 per share for the year ended November 30, 2009.

See accompanying notes to financial statements.	55

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.28	10.30	10.31	10.30	9.94

Income from Investment Operations
Net investment income	0.19	0.24	0.26	0.28	0.33
Net gain (loss) on investments (both realized and unrealized)	(0.02)	(0.02)	(0.01)	0.01	0.36

Total from investment operations	0.17	0.22	0.25	0.29	0.69

Less Distributions
Net investment income	(0.19)	(0.24)	(0.26)	(0.28)	(0.33)

Total distributions	(0.19)	(0.24)	(0.26)	(0.28)	(0.33)

Net asset value, end of period	$10.26	10.28	10.30	10.31	10.30

Total Return	1.66%	2.19%	2.43%	2.81%	7.09%

Ratios/Supplemental Data
Net assets, end of period (millions)	$432.1	406.3	375.2	348.3	328.8

Average net asset ratios
Expenses	0.15%	0.16%	0.16%	0.16%	0.17%
Net investment income	1.84%	2.36%	2.50%	2.68%	3.28%

Portfolio turnover rate	24%	17%	11%	11%	16%

56	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.79	8.64	8.70	8.16	8.43

Income from Investment Operations
Net investment income	0.32	0.34	0.35	0.37	0.36
Net gain (loss) on investments (both realized and unrealized)	0.34	0.16	(0.04)	0.56	(0.25)

Total from investment operations	0.66	0.50	0.31	0.93	0.11

Less Distributions
Net investment income	(0.32)	(0.34)	(0.35)	(0.37)	(0.36)
Net realized gain	(0.02)	(0.01)	(0.02)	(0.02)	(0.02)

Total distributions	(0.34)	(0.35)	(0.37)	(0.39)	(0.38)

Net asset value, end of period	$9.11	8.79	8.64	8.70	8.16

Total Return	7.63%	5.97%	3.64%	11.53%	1.30%

Ratios/Supplemental Data
Net assets, end of period (millions)	$683.5	607.6	585.0	544.5	478.6

Average net asset ratios
Expenses	0.15%	0.16%	0.15%	0.16%	0.15%
Net investment income	3.55%	3.93%	4.04%	4.27%	4.35%

Portfolio turnover rate	4%	11%	9%	9%	16%

See accompanying notes to financial statements.	57

FEDERAL INCOME TAX INFORMATION (unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the year ended November 30, 2012.

Fund	Total Capital Gain Distributed	Total Qualified Dividend Income Distributed	Total Distributions Qualifying for the Dividend Received Deduction	Total Exempt Interest Distributed
Growth	$—	$77,303,988	$73,643,744	$—
Balanced	1,521,132	19,126,806	16,335,249	—
Interim	—	—	—	—
Municipal Bond	1,342,823	—	—	22,822,438

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the State Farm Associates’ Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund, four funds comprising the State Farm Associates’ Funds Trust (the “Funds”), at November 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended November 30, 2010 and prior were audited by another independent registered public accounting firm whose report dated January 24, 2011 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Chicago, Illinois

January 25, 2013

Management Information – State Farm Associates’ Funds Trust, November 30, 2012 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	PRESIDENT - St. Mary’s University (since 6/2012); DEAN and PROFESSOR OF LAW (before 6/2012) – University of St. Thomas School of Law; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 68	Trustee	Began service in 1987 to the predecessor of the Trust and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER - Tiehack Development Company (land developer); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT/OWNER (since 7/2010) - Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 69	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE – MainStay Funds (65 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR (since 2/2008) - Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Mutual Fund Trust, State Farm Variable Product Trust.	28	None

Management Information – State Farm Associates’ Funds Trust, November 30, 2012 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee and President	Began service in 1991 to the predecessor of the Trust and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28

DIRECTOR – McGraw-Hill Corporation (publishing company); DIRECTOR – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)

Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee, Senior Vice President and Treasurer	Began service in 1989 as an officer to the predecessor of the Trust and serves until removed; began service in 2002 as a Trustee of the Trust and serves until successor is elected or appointed.	VICE CHAIRMAN and CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER, (before 12/2010), and DIRECTOR – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Associates’ Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp., and with the affiliates of these companies.

Management Information – State Farm Associates’ Funds Trust, November 30, 2012 (unaudited)

III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years

Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 58	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS - State Farm Mutual Automobile Insurance Company.
Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 49	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT - FIXED INCOME (6/2011 - 12/2011) - State Farm Mutual Automobile Insurance Company; VICE PRESIDENT - FIXED INCOME (3/1998 - 5/2011) - Nationwide Insurance; VICE PRESIDENT (since 3/2012) - State Farm Investment Management Corp.; VICE PRESIDENT (since 12/2011) - State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Paul J. Smith One State Farm Plaza Bloomington, Illinois 61710 Age 49	Senior Vice President	Began service in June 2011 and serves until removed.	CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER (since 6/2009) and SENIOR VICE PRESIDENT (since 3/2007) - State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT (since 12/2009) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 6/2011) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Joe R. Monk Jr. One State Farm Plaza Bloomington, IL 61710 Age 49	Senior Vice President	Began service in March 2011 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER (since 4/2010) and OPERATIONS VICE PRESIDENT (6/2008 - 4/2010) - State Farm Life Insurance Company; SENIOR VICE PRESIDENT - MUTUAL FUNDS (since 1/2011), VICE PRESIDENT – HEALTH (since 4/2010), OPERATIONS VICE PRESIDENT - HEALTH (6/2008 - 4/2010) and VICE PRESIDENT - AGENCY (12/2004 - 6/2008) - State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 7/2010) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 3/2011) - State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Kurt T. Oleson Three State Farm Plaza Bloomington, Illinois 61791 Age 51	Vice President and Secretary	Began service in March 2009 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (since 1/2009) and ASSISTANT VICE PRESIDENT – AUDITING (9/2006-1/2009) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL and SECRETARY (since 3/2009) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT and SECRETARY (since 3/2009) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 53	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary- Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER – State Farm Variable Product Trust, State Farm Mutual Fund Trust; DIRECTOR – MUTUAL FUNDS – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY - TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER – State Farm VP Management Corp.
Dick Paul One State Farm Plaza Bloomington, Illinois 61710 Age 53	Vice President	Began service in March 2012 and serves until removed.	VICE PRESIDENT - LIFE/HEALTH/MUTUAL FUNDS (since 1/2012), OPERATIONS VICE PRESIDENT - LIFE/HEALTH (5/2009 - 2/2012), EXECUTIVE ASSISTANT (1/2009 - 5/2009) and ASSISTANT VICE PRESIDENT - MUTUAL FUNDS (8/2005 - 1/2009) - State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012) - State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-800-447-0740

statefarm.com®

1-2013
190-4049.14-CH AP2013/01/0037 Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending November 30, 2012: $ 120,118

Billed to registrant for fiscal year ending November 30, 2011: $ 116,148

The audit fees for November 30, 2012 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending November 30, 2012: $ 0

Billed to registrant for fiscal year ending November 30, 2011: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2012: $ 0

Billed for fiscal year ending November 30, 2011: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending November 30, 2012: $ 18,925

Billed to registrant for fiscal year ending November 30, 2011: $ 16,832

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2012: $ 0

Billed for fiscal year ending November 30, 2011: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending November 30, 2012: $ 0

Billed to registrant for fiscal year ending November 30, 2011: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2012: $ 20,000

Billed for fiscal year ending November 30, 2011: $ 20,600

The nature of the services comprising the fees disclosed under this category:

These fees were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X and were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)

Fiscal year ending November 30, 2012:	not applicable	not applicable	not applicable

Fiscal year ending November 30, 2011:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2012:	not applicable	0%	100%
Fiscal year ending November 30, 2011:	not applicable	0%	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2012: $ 18,925

Fiscal year ending November 30, 2011: $ 16,832

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2012: $ 20,000

Fiscal year ending November 30, 2011: $ 20,600

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2012: $ 0

Fiscal year ending November 30, 2011: $ 0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

By	/s/ Michael L. Tipsord
Michael L. Tipsord
President

Date January 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael L. Tipsord
Michael L. Tipsord
President

Date January 28, 2013

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date January 28, 2013